                                                                     Exhibit 4.6




                             GRANT GEOPHYSICAL, INC.

                                       AND

                THE SUBSIDIARY GUARANTORS NAMED ON THE SIGNATURE

                                   PAGE HERETO

                     9 3/4% Senior Notes due 2008, Series A

                     9 3/4% Senior Notes due 2008, Series B

                             ----------------------


                                    INDENTURE

                          Dated as of February 18, 1998

                             ----------------------





                             ----------------------


                              LASALLE NATIONAL BANK

                                     Trustee

                             ----------------------

                             CROSS-REFERENCE TABLE*



Trust Indenture                                                      Indenture
  Act Section                                                         Section
---------------                                                     ------------

Section 310  (a)(1).....................................................6.7
             (a)(2).....................................................6.7
             (b)...............................................6.7,6.8, 6.9
Section 311  (a).......................................................6.12
             (b).......................................................6.12
Section 312.............................................................7.1
Section 313.............................................................7.2
Section 314  (a)........................................................7.3
             (a)(4).................................................10.8(a)
             (c)(1)....................................................14.1
             (c)(2)....................................................14.1
             (e).......................................................14.1
Section 315  (a)........................................................6.1
             (b).......................................................6.13
             (c)........................................................6.1
             (d)........................................................6.1
Section 316  (a) (last sentence).........................1.1("Outstanding")
             (a)(1)(A).............................................5.2,5.12
             (a)(1)(B).................................................5.13
             (b)........................................................5.8
             (c)....................................................14.3(d)
Section 317  (a)(1).....................................................5.3
             (a)(2).....................................................5.4
             (b).......................................................10.3
Section 318  (a)...................................................14.10(b)

--------


         *This Cross-Reference Table is not part of the Indenture.




                                TABLE OF CONTENTS

                                    ARTICLE I

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1       Definitions..............................................................2
         Section 1.2       Other Definitions.......................................................23
         Section 1.3       Incorporation by Reference of Trust Indenture Act.......................24
         Section 1.4       Rules of Construction...................................................24

                                   ARTICLE II

                                 SECURITY FORMS

         Section 2.1       Forms Generally.........................................................25
         Section 2.2       Form of Face of Security................................................26
         Section 2.3       Form of Reverse of Security.............................................28
         Section 2.4       Form of Notation Relating to Subsidiary Guarantee.......................32
         Section 2.5       Form of Trustee's Certificate of Authentication.........................34


                                   ARTICLE III

                                 THE SECURITIES

         Section 3.1       Title and Terms.........................................................34
         Section 3.2       Denominations...........................................................36
         Section 3.3       Execution, Authentication, Delivery and Dating..........................36
         Section 3.4       Temporary Securities....................................................37
         Section 3.5       Registration of Transfer and Exchange...................................38
         Section 3.6       Book-Entry Provisions for Global Securities.............................41
         Section 3.7       Mutilated, Destroyed, Lost and Stolen Securities........................42
         Section 3.8       Payment of Interest; Interest Rights Preserved..........................43
         Section 3.9       Persons Deemed Owners...................................................44
         Section 3.10      Cancellation............................................................44
         Section 3.11      Computation of Interest.................................................44
         Section 3.12      Private Placement Legend................................................44

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.1       Satisfaction and Discharge of Indenture.................................45
         Section 4.2       Application of Trust Money..............................................46



                                    ARTICLE V

                                    REMEDIES
         Section 5.1       Events of Default. .....................................................46
         Section 5.2       Acceleration of Maturity; Rescission and Annulment......................48
         Section 5.3       Collection of Indebtedness and Suits for Enforcement by Trustee.........49
         Section 5.4       Trustee May File Proofs of Claim........................................51
         Section 5.5       Trustee May Enforce Claims Without Possession of Securities.............51
         Section 5.6       Application of Money Collected..........................................52
         Section 5.7       Limitation on Suits.....................................................52
         Section 5.8       Unconditional Right of Holders to Receive Principal,
                           Premium and Interest....................................................53
         Section 5.9       Restoration of Rights and Remedies......................................53
         Section 5.10      Rights and Remedies Cumulative..........................................53
         Section 5.11      Delay or Omission Not Waiver............................................53
         Section 5.12      Control by Holders......................................................53
         Section 5.13      Waiver of Past Defaults.................................................54
         Section 5.14      Waiver of Stay, Extension or Usury Laws.................................54

                                   ARTICLE VI

                                   THE TRUSTEE

         Section 6.1       Duties of Trustee.......................................................55
         Section 6.2       Certain Rights of Trustee...............................................55
         Section 6.3       Trustee Not Responsible for Recitals or Issuance of Securities..........57
         Section 6.4       May Hold Securities.....................................................57
         Section 6.5       Money Held in Trust.....................................................57
         Section 6.6       Compensation and Reimbursement..........................................57
         Section 6.7       Corporate Trustee Required; Eligibility.................................58
         Section 6.8       Conflicting Interests...................................................58
         Section 6.9       Resignation and Removal; Appointment of Successor.......................58
         Section 6.10      Acceptance of Appointment by Successor..................................60
         Section 6.11      Merger, Conversion, Consolidation or Succession to Business.............60
         Section 6.12      Preferential Collection of Claims Against Company.......................60
         Section 6.13      Notice of Defaults......................................................61



                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 7.1       Holders' Lists; Holder Communications; Disclosures

                           Respecting Holders......................................................61
         Section 7.2       Reports By Trustee......................................................61
         Section 7.3       Reports by Company......................................................62

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 8.1       Company May Consolidate, etc., Only on Certain Terms....................63
         Section 8.2       Successor Substituted...................................................64

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.1       Supplemental Indentures Without Consent of Holders......................64
         Section 9.2       Supplemental Indentures with Consent of Holders.........................65
         Section 9.3       Execution of Supplemental Indentures....................................66
         Section 9.4       Effect of Supplemental Indentures.......................................67
         Section 9.5       Conformity with Trust Indenture Act.....................................67
         Section 9.6       Reference in Securities to Supplemental Indentures......................67
         Section 9.7       Notice of Supplemental Indentures and Waivers...........................67

                                    ARTICLE X

                                    COVENANTS

         Section 10.1      Payment of Principal, Premium, if any, and Interest.....................67
         Section 10.2      Maintenance of Office or Agency.........................................68
         Section 10.3      Money for Security Payments to Be Held in Trust.........................68
         Section 10.4      Corporate Existence.....................................................69
         Section 10.5      Payment of Taxes; Maintenance of Properties; Insurance..................70
         Section 10.6      Limitation on Sale-Leaseback Transactions...............................70
         Section 10.7      Limitation on Conduct of Business.......................................71
         Section 10.8      Statement by Officers as to Default.....................................71
         Section 10.9      Provision of Financial Information......................................71
         Section 10.10     Limitation on Restricted Payments.......................................72
         Section 10.11     Limitation on Guarantees by Subsidiary Guarantors.......................74
         Section 10.12     Limitation on Indebtedness and Disqualified Capital Stock...............75

         Section 10.13     Additional Subsidiary Guarantors........................................75
         Section 10.14     Limitation on Issuances and Sales of Capital Stock by
                           Restricted Subsidiaries.................................................76
         Section 10.15     Limitation on Liens.....................................................76
         Section 10.16     Purchase of Securities Upon Change of Control...........................76
         Section 10.17     Limitation on Asset Sales...............................................78
         Section 10.18     Limitation on Transactions with Affiliates..............................81
         Section 10.19     Limitation on Dividends and Other Payment Restrictions
                           Affecting Restricted Subsidiaries.......................................82
         Section 10.20     Waiver of Certain Covenants.............................................82
         Section 10.21     Qualification of Indenture..............................................83

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         Section 11.1      Right of Redemption.....................................................83
         Section 11.2      Applicability of Article................................................83
         Section 11.3      Election to Redeem; Notice to Trustee...................................83
         Section 11.4      Selection by Trustee of Securities to Be Redeemed.......................84
         Section 11.5      Notice of Redemption....................................................84
         Section 11.6      Deposit of Redemption Price.............................................85
         Section 11.7      Securities Payable on Redemption Date...................................85
         Section 11.8      Securities Redeemed in Part.............................................86

                                   ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 12.1      Company's Option to Effect Defeasance or Covenant Defeasance............86
         Section 12.2      Defeasance and Discharge................................................86
         Section 12.3      Covenant Defeasance.....................................................87
         Section 12.4      Conditions to Defeasance or Covenant Defeasance.........................87
         Section 12.5      Deposited Money and U.S. Government Obligations to Be Held in Trust;
                           Other Miscellaneous Provisions..........................................89
         Section 12.6      Reinstatement...........................................................89

                                  ARTICLE XIII

                              SUBSIDIARY GUARANTEES

         Section 13.1      Unconditional Guarantee.................................................90
         Section 13.2      Subsidiary Guarantors May Consolidate, etc., on Certain Terms...........91
         Section 13.3      Release of Subsidiary Guarantors........................................92
         Section 13.4      Limitation of Subsidiary Guarantors' Liability..........................92

         Section 13.5      Contribution............................................................93
         Section 13.6      Execution and Delivery of Notations of Subsidiary Guarantees............93
         Section 13.7      Severability............................................................94

                                   ARTICLE XIV

                                  MISCELLANEOUS

         Section 14.1      Compliance Certificates and Opinions....................................94
         Section 14.2      Form of Documents Delivered to Trustee..................................94
         Section 14.3      Acts of Holders.........................................................95
         Section 14.4      Notices, etc. to Trustee, Company and Subsidiary Guarantors.............96
         Section 14.5      Notice to Holders; Waiver...............................................96
         Section 14.6      Effect of Headings and Table of Contents................................97
         Section 14.7      Successors and Assigns..................................................97
         Section 14.8      Severability............................................................97
         Section 14.9      Benefits of Indenture...................................................97
         Section 14.10     Governing Law; Trust Indenture Act Controls.............................97
         Section 14.11     Legal Holidays..........................................................98
         Section 14.12     No Recourse Against Others..............................................98
         Section 14.13     Duplicate Originals.....................................................98
         Section 14.14     No Adverse Interpretation of Other Agreements...........................99

Exhibit A         -        Form of Legend for Global Securities
Exhibit B         -        Transfer or Exchange Certificate
Exhibit C         -        Transferee Certificate for Institutional Accredited Investors
Exhibit D         -        Transferee Certificate for Regulation S Transfers

         THIS INDENTURE, dated as of February 18, 1998, is by and among GRANT GEOPHYSICAL, INC., a Delaware corporation (the "Company"), the SUBSIDIARY GUARANTORS (as defined hereinafter) and LASALLE NATIONAL BANK, as trustee (the "Trustee").

                             RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of 9 3/4% Senior Notes due 2008, Series A and an issue of 9 3/4% Senior Notes due 2008, Series B (such two issues, as amended or supplemented from time to time in accordance with the terms hereof, being herein collectively called the "Securities"), of substantially the tenor hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

         The 9 3/4% Senior Notes due 2008, Series A are to be issued and sold in transactions exempt from registration under the Securities Act, pursuant to a Purchase Agreement, and the 9 3/4% Senior Notes due 2008, Series B are to be issued in exchange for the 9 3/4% Senior Notes due 2008, Series A, pursuant to a Registration Rights Agreement.

         The Company owns, directly or indirectly, all of the equity ownership of the outstanding Voting Stock of each initial Subsidiary Guarantor, and each initial Subsidiary Guarantor is a member of the Company's consolidated group of companies that are engaged in related businesses. Each initial Subsidiary Guarantor will derive direct and indirect benefit from the issuance of the Securities; accordingly, each initial Subsidiary Guarantor has authorized its guarantee of the Company's obligations under this Indenture and the Securities, and to provide therefor the initial Subsidiary Guarantors have duly authorized the execution and delivery of this Indenture.

         All things necessary have been done on the part of the Company and the initial Subsidiary Guarantors to make the Securities, when issued and executed by the Company and authenticated and delivered by the Trustee as herein provided, the valid obligations of the Company, to make the Subsidiary Guarantees, when the notations thereof on the Securities are executed by the initial Subsidiary Guarantors, the valid obligation of the initial Subsidiary Guarantors and to make this Indenture a valid agreement of the Company, the initial Subsidiary Guarantors and the Trustee, in accordance with their respective terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities (together with the related Subsidiary Guarantees) by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities (together with the related Subsidiary Guarantees), without preference of one series of Securities over the other, as follows:

                                    ARTICLE I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1       DEFINITIONS.

         "Acquired Indebtedness" means Indebtedness of a Person (a) existing at the time such Person becomes a Restricted Subsidiary or (b) assumed in connection with acquisitions of Properties from such Person (other than any Indebtedness incurred in connection with, or in contemplation of, such Person becoming a Restricted Subsidiary or such acquisition). Acquired Indebtedness shall be deemed to be incurred on the date the acquired Person becomes a Restricted Subsidiary or the date of the related acquisition of Properties from such Person.

         "Act," when used with respect to any Holder, has the meaning specified in Section 14.3.

         "Adjusted Net Assets" of a Subsidiary Guarantor at any date shall mean the amount by which the fair value of the Properties of such Subsidiary Guarantor exceeds the total amount of liabilities of such Subsidiary Guarantor at such date, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under its Subsidiary Guarantee.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For purposes of this definition, beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or options or warrants to purchase such equity (but only if exercisable at the date of determination or within 60 days thereof) of a Person shall be deemed to constitute control of such Person.

         "Asset Sale" means any sale, issuance, conveyance, transfer, lease or other disposition to any Person other than the Company or any of its Restricted Subsidiaries (including, without limitation, by means of a Sale/Leaseback Transaction or a merger or consolidation) (collectively, for purposes of this definition, a "transfer"), directly or indirectly, in one or a series of related transactions, of (a) any Capital Stock of any Restricted Subsidiary held by the Company or any other Restricted Subsidiary, (b) all or substantially all of the Properties of any division or line of business of the Company or any of its Restricted Subsidiaries or (c) any other Properties of the Company or any of its Restricted Subsidiaries other than transfers of cash, Cash Equivalents, accounts receivable or other Properties in the ordinary course of business or transfers in accordance with the proviso to clause (vi) of the definition of Permitted Investments. For the purposes of this definition, the term "Asset Sale" also shall not include any of the following: (i) any transfer of Properties (including Capital Stock) that is governed by, and made in accordance with, the provisions of Article VIII hereof; (ii) any transfer of Properties to an Unrestricted Subsidiary, if permitted under Section 10.10 hereof; (iii) sales of damaged, worn-out or obsolete equipment or assets that, in the Company's reasonable judgment, are either (x) no longer used or (y) no longer useful in the business of the Company or its Restricted Subsidiaries; (iv) any lease of any Property entered into in the ordinary course of business and with respect to which the Company or any Restricted Subsidiary is the lessor, except any such lease that provides for the acquisition of such Property by the lessee during or at the end of the term thereof for an amount that is less than the fair market value thereof at the time the right to acquire such property is granted; (v) any transfers that, but for this clause (v), would be Asset Sales, if (A) the Company elects to designate such transfers as not constituting Asset Sales and (B) after giving effect to such transfers, the aggregate fair market value of the Properties transferred in such transaction or any such series of related transactions so designated by the Company does not exceed $1,000,000 and (vi) any trade or exchange by the Company or any Restricted Subsidiary of equipment or other assets for equipment or other assets owned or held by another Person, provided that (x) the fair market value of the assets traded or exchanged by the Company or such Restricted Subsidiary (together with any cash or Cash Equivalents to be delivered by the Company or such Restricted Subsidiary) is reasonably equivalent to the fair market value of the assets (together with any cash or Cash Equivalents) to be received by the Company or such Restricted Subsidiary. The fair market value of any non-cash proceeds of a disposition of assets and of any assets referred to in the foregoing clause (vi) of this definition shall be determined in the manner contemplated in the definition of "fair market value," the results of which determination shall be set forth in an Officer's Certificate delivered to the Trustee.

         "Attributable Indebtedness" means, with respect to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the present value of the total net amount of rent required to be paid by such Person under the lease during the primary term thereof, without giving effect to any renewals at the option of the lessee, discounted from the respective due dates thereof to such date of determination at a rate of interest per annum equal to the discount rate which would be applicable to a Capitalized Lease Obligation with a like term in accordance with GAAP. As used in the preceding sentence, the "net amount of rent" under any such lease for any such period shall mean the sum of rental and other payments required to be paid with respect to such period by the lessee thereunder, excluding any amounts required to be paid by such lessee on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges. In the case of any lease which is terminable by the lessee upon payment of a penalty, such net amount of rent shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

         "Average Life" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing (a) the sum of the products of (i) the number of years (and any portion thereof) from the date of determination to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund or mandatory redemption payment requirements) of such Indebtedness multiplied by (ii) the amount of each such principal payment by (b) the sum of all such principal payments.

         "Board of Directors" means, with respect to the Company, either the board of directors of the Company or any duly authorized committee of such board of directors, and, with respect to any Subsidiary, either the board of directors of such Subsidiary or any duly authorized committee of that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee, and with respect to a Subsidiary, a copy of a resolution certified by the Secretary or an Assistant Secretary of such Subsidiary to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York or Chicago are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents in the equity interests (however designated) in such Person, and any rights (other than debt securities convertible into an equity interest), warrants or options exercisable for, exchangeable for or convertible into such an equity interest in such Person.

         "Capitalized Lease Obligation" means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any Property (whether real, personal or mixed) that is required to be classified and accounted for as a capital lease obligation under GAAP, and, for the purpose of this Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

         "Cash Equivalents" means (i) any evidence of Indebtedness with a maturity of 180 days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof); (ii) demand and time deposits and certificates of deposit or acceptances with a maturity of 180 days or less of any financial institution that is (x) a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $500,000,000 or (y) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development and has total assets in excess of $500,000,000; (iii) commercial paper with a maturity of 180 days or less issued by a corporation that is not an Affiliate of the Company and is organized under the laws of any state of the United States or the District of Columbia and rated at least A-l by S&P or at least P-l by Moody's;
(iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clause (i) above entered into with any commercial bank meeting the specifications of clause (ii) above; (v) overnight bank deposits and bankers' acceptances at any commercial bank meeting the qualifications specified in clause (ii) above; (vi) deposits available for withdrawal on demand with any commercial bank not meeting the qualifications specified in clause (ii) above, provided all such deposits do not exceed $7,500,000 in the aggregate at any one time; (vii) demand and time deposits and certificates of deposit with any commercial bank organized in the United States not meeting the qualifications specified in clause (ii) above, provided that such deposits and certificates support bond, letter of credit and other similar types of obligations incurred in the ordinary course of business; and (viii) investments in money market or other mutual funds substantially all of whose assets comprise securities of the types described in clauses (i) through (v) above.

         "Change of Control" means the occurrence of any event or series of events by which: (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the total Voting Stock of the Company (other than Elliot, Westgate or any of their Affiliates); (b) the Company consolidates with or merges into another Person or any Person consolidates with, or merges into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other Property, other than any such transaction where (i) the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving or resulting Person that is Qualified Capital Stock and (ii) the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the surviving or resulting Person immediately after such transaction; (c) the Company, either individually or in conjunction with one or more Restricted Subsidiaries, sells, assigns, conveys, transfers, leases or otherwise disposes of, or the Restricted Subsidiaries sell, assign, convey, transfer, lease or otherwise dispose of, all or substantially all of the Properties of the Company and the Restricted Subsidiaries, taken as a whole (either in one transaction or a series of related transactions), including Capital Stock of the Restricted Subsidiaries, to any Person (other than the Company or a Wholly Owned Restricted Subsidiary); (d) during any consecutive two-year period following the Issue Date, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or (e) the liquidation or dissolution of the Company.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations thereunder issued by the Internal Revenue Service.

         "Commission" or "SEC" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Common Stock" of any Person means Capital Stock of such Person that does not rank prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding-up of such Person, to shares of Capital Stock of any other class of such Person.

         "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

         "Consolidated EBITDA Coverage Ratio" means, for any period, the ratio on a pro forma basis of (a) the sum of Consolidated Net Income, Consolidated Interest Expense, Consolidated Income Tax Expense and Consolidated Non-cash Charges deducted in computing Consolidated Net Income, in each case, for such period, of the Company and its Restricted Subsidiaries on a consolidated basis, all determined in accordance with GAAP, to (b) the sum of such Consolidated Interest Expense for such period; provided, however, that (i) the Consolidated EBITDA Coverage Ratio shall be calculated on a pro forma basis assuming that (A) the Indebtedness to be incurred (and all other Indebtedness incurred after the first day of such period of four full fiscal quarters referred to in Section 10.12(a) hereof through and including the date of determination), and (if applicable) the application of the net proceeds therefrom (and from any other such Indebtedness), including to refinance other Indebtedness, had been incurred on the first day of such four-quarter period and, in the case of Acquired Indebtedness, on the assumption that the related transaction (whether by means of purchase, merger or otherwise) also had occurred on such date with the appropriate adjustments with respect to such acquisition being included in such pro forma calculation and (B) any acquisition or disposition by the Company or any Restricted Subsidiary of any Properties outside the ordinary course of business, or any repayment of any principal amount of any Indebtedness of the Company or any Restricted Subsidiary prior to the Stated Maturity thereof, in either case since the first day of such period of four full fiscal quarters through and including the date of determination, had been consummated on such first day of such four-quarter period, (ii) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness required to be computed on a pro forma basis in accordance with Section 10.12(a) hereof and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or floating rate, (iii) in making such computation, the Consolidated Interest Expense attributable to interest on any Indebtedness under a revolving credit facility required to be computed on a pro forma basis in accordance with Section 10.12(a) hereof shall be computed based upon the average daily balance of such Indebtedness during the applicable period, provided that such average daily balance shall be reduced by the amount of any repayment of Indebtedness under a revolving credit facility during the applicable period, which repayment permanently reduced the commitments or amounts available to be reborrowed under such facility, (iv) notwithstanding clauses (ii) and (iii) of this proviso, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to Interest Rate Protection Obligations, shall be deemed to have accrued at the rate per annum resulting after giving effect to the operation of such agreements, and (v) if after the first day of the period referred to in clause
(a) of this definition the Company has permanently retired any Indebtedness out of the Net Cash Proceeds of the issuance and sale of shares of Qualified Capital Stock of the Company, Consolidated Interest Expense shall be calculated on a pro forma basis as if such Indebtedness had been retired on the first day of such period.

         "Consolidated Income Tax Expense" means, for any period, the provision for federal, state, local and foreign income taxes (including state franchise taxes accounted for as income taxes in accordance with GAAP) of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Interest Expense" means, for any period, without duplication, (i) the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, including, without limitation, (A) any amortization of debt discount, (B) the net cost under Interest Rate Protection Obligations (including any amortization of discounts), (C) the interest portion of any deferred payment obligation constituting Indebtedness, (D) all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and (E) all accrued interest, in each case to the extent attributable to such period, (b) to the extent any Indebtedness of any Person (other than the Company or a Restricted Subsidiary) is guaranteed by the Company or any Restricted Subsidiary, the aggregate amount of interest paid (to the extent not accrued in a prior period) or accrued by such other Person during such period attributable to any such Indebtedness, in each case to the extent attributable to that period, (c) the aggregate amount of the interest component of Capitalized Lease Obligations paid (to the extent not accrued in a prior period), accrued or scheduled to be paid or accrued by the Company and its Restricted Subsidiaries during such period and (d) the aggregate amount of dividends paid (to the extent not accrued in a prior period) or accrued on Preferred Stock or Disqualified Capital Stock of the Company and its Restricted Subsidiaries, to the extent such Preferred Stock or Disqualified Capital Stock is owned by Persons other than the Company or any Restricted Subsidiary, less
(ii), to the extent included in clause (i) above, amortization of capitalized debt issuance costs of the Company and its Restricted Subsidiaries during such period.

         "Consolidated Net Income" means, for any period, the consolidated net income (or loss) of the Company and its Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding (a) net after-tax extraordinary gains or losses (less all fees and expenses relating thereto), (b) net after-tax gains or losses (less all fees and expenses relating thereto) attributable to Asset Sales, (c) the net income (or net loss) of any Person (other than the Company or any of its Restricted Subsidiaries), in which the Company or any of its Restricted Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any of its Restricted Subsidiaries in cash by such other Person during such period (regardless of whether such cash dividends or distributions are attributable to net income (or net loss) of such Person during such period or during any prior period), (d) net income (or net loss) of any Person combined with the Company or any of its Restricted Subsidiaries on a "pooling of interests" basis attributable to any period prior to the date of combination,
(e) the net income of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its net income is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, and (f) income resulting from transfers of assets received by the Company or any Restricted Subsidiary from an Unrestricted Subsidiary.

         "Consolidated Net Tangible Assets" as of any date of determination, means the sum of the amounts that would appear on a consolidated balance sheet of the Company and its consolidated Subsidiaries (other than Unrestricted Subsidiaries) as the total assets (less accumulated depreciation or amortization, allowances for doubtful receivables, other applicable reserves and other properly deductible items) of the Company and its consolidated Subsidiaries (other than Unrestricted Subsidiaries), determined on a consolidated basis in accordance with GAAP, after giving effect to purchase accounting and after deducting therefrom, to the extent otherwise included, the amounts of (without duplication): (i) the aggregate amount of liabilities of the Company and its consolidated Subsidiaries (other than Unrestricted Subsidiaries) which may properly be classified as current liabilities (including taxes accrued as estimated), determined on a consolidated basis in accordance with GAAP; (ii) minority interests in consolidated Subsidiaries held by Persons other than the Company or a Restricted Subsidiary;
(iii) the excess of cost over fair market value of assets or businesses acquired; (iv) any revaluation or other write-up in book value of assets subsequent to the last day of the fiscal quarter of the Company immediately preceding the Issue Date as a result of a change in the method of valuation in accordance with GAAP; and (v) unamortized debt discount and expenses and other unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, licenses, organization or developmental expenses and other intangible items (if included in total assets).

         "Consolidated Net Worth" means, at any date, the consolidated stockholders' equity of the Company less the amount of such stockholders' equity attributable to Disqualified Capital Stock or treasury stock of the Company and its Restricted Subsidiaries, as determined in accordance with GAAP.

         "Consolidated Non-cash Charges" means, for any period, the aggregate depreciation, depletion, amortization and other non-cash expenses of the Company and its Restricted Subsidiaries reducing Consolidated Net Income for such period, determined on a consolidated basis in accordance with GAAP (excluding any such non-cash charge for which an accrual of or reserve for cash charges for any future period is required).

         "Corporate Trust Office" means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 135 South LaSalle Street, Chicago, Illinois 60603.

         "Credit Facility" means that certain Loan and Security Agreement, dated October 1, 1997, between the Company and Elliot.

         "Currency Hedge Obligations" means, at any time as to any Person, the obligations of such Person at such time which were incurred in the ordinary course of business pursuant to any foreign currency exchange agreement, option or futures contract or other similar agreement or arrangement designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in foreign currency exchange rates.

         "Default" means any event, act or condition that is, or after notice or passage of time or both would become, an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 3.8 hereof.

         "Depository" means The Depository Trust Company, its nominees and their respective successors.

         "Disinterested Director" means, with respect to any transaction or series of transactions in respect of which the Board of Directors of the Company is required to deliver a Board

Resolution hereunder, a member of the Board of Directors of the Company who does not have any material direct or indirect financial interest (other than an interest arising solely from the beneficial ownership of Capital Stock of the Company) in or with respect to such transaction or series of transactions.

         "Disqualified Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or by contract or otherwise, is, or upon the happening of an event or passage of time would be, required to be redeemed or repurchased prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity. For purposes of Section 10.12(a) hereof, Disqualified Capital Stock shall be valued at the greater of its voluntary or involuntary maximum fixed redemption or repurchase price plus accrued and unpaid dividends. For such purposes, the "maximum fixed redemption or repurchase price" of any Disqualified Capital Stock which does not have a fixed redemption or repurchase price shall be calculated in accordance with the terms of such Disqualified Capital Stock as if such Disqualified Capital Stock were redeemed or repurchased on the date of determination, and if such price is based upon, or measured by, the fair market value of such Disqualified Capital Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Disqualified Capital Stock; provided, however, that if such Disqualified Capital Stock is not at the date of determination permitted or required to be redeemed or repurchased, the "maximum fixed redemption or repurchase price" shall be the book value of such Disqualified Capital Stock.

         "Eligible Inventory" means the consolidated finished goods, raw materials and work-in-process of the Company (excluding finished goods, raw materials and work-in-process of Unrestricted Subsidiaries of the Company) less applicable reserves, each of the foregoing determined on a consolidated basis in accordance with GAAP.

         "Eligible Receivables" means the consolidated trade receivables of the Company (other than the trade receivables of Unrestricted Subsidiaries of the Company) less the allowance for doubtful accounts, each of the foregoing determined on a consolidated basis in accordance with GAAP.

         "Elliot" means Elliot Associates, L. P., a Delaware limited partnership.

         "Equity Offering" means an offer and sale of Common Stock by the Company pursuant to a registration statement that has been declared effective by the Commission pursuant to the Securities Act (other than a registration statement on Form S-8 or otherwise relating to equity securities issuable under any employee benefit plan of the Company) or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

         "Event of Default" has the meaning specified in Section 5.1 hereof.

         "Event of Loss" means, with respect to any Property of the Company or any Restricted Subsidiary, (i) any damage to such Property that results in an insurance settlement with respect thereto on the basis of a total loss or a constructive or compromised total loss or (ii) the confiscation, condemnation or requisition of title to such Property by any government or any instrumentality or agency thereof. An Event of Loss shall be deemed to occur as of the date of the insurance settlement, confiscation, condemnation or requisition of title, as applicable.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor act thereto.

         "Exchange Offer" means the offer by the Company, pursuant to an effective registration statement filed with the SEC, to exchange Series B Securities for Outstanding Series A Securities in accordance with the terms and provisions of a Registration Rights Agreement.

         "Exchange Offer Consummation Date" means the date on which an Exchange Offer is consummated in accordance with the terms and provisions of a Registration Rights Agreement.

         "Exempt Foreign Subsidiary" means (i) any Restricted Subsidiary engaged in business exclusively outside the United States of America, irrespective of its jurisdiction of incorporation and (ii) any other Restricted Subsidiary whose assets (excluding any cash and Cash Equivalents) consist exclusively of Capital Stock or Indebtedness of one or more Restricted Subsidiaries described in clause
(i) of this definition, that, in any case, is so designated by the Company in an Officers' Certificate delivered to the Trustee and (a) is not a guarantor of, and has not granted any Lien to secure, the Credit Facility or any other Indebtedness of the Company or any Restricted Subsidiary other than another Exempt Foreign Subsidiary and (b) does not have total Consolidated Net Tangible Assets that, when aggregated with the total assets of any other Exempt Foreign Subsidiary, exceed 10% of the Company's Consolidated Net Tangible Assets, as determined in accordance with GAAP, as reflected on the Company's most recent balance sheet.

         "Fair market value" means with respect to any Property or Investment, the fair market value of such Property or Investment at the time of the event requiring such determination, as determined in good faith by the Board of Directors of the Company, or, with respect to any Property or Investment in excess of $7,500,000 (other than cash or Cash Equivalents), as determined by a reputable appraisal firm that is, in the judgment of such Board of Directors, qualified to perform the task for which such firm has been engaged and independent with respect to the Company.

         "Federal Bankruptcy Code" means the United States Bankruptcy Code of Title 11 of the United States Code, as amended from time to time.

         "GAAP" means generally accepted accounting principles, consistently applied, that are set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States of America, which are applicable as of the date of this Indenture.

         The term "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down under letters of credit. When used as a verb, "guarantee" has a corresponding meaning.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all liabilities of such Person, contingent or otherwise, for borrowed money or for the deferred purchase price of Property or services (excluding any trade accounts payable and other accrued current liabilities incurred in the ordinary course of business) and all liabilities of such Person incurred in connection with any letters of credit, bankers' acceptances or other similar credit transactions or any agreement to purchase, redeem, exchange, convert or otherwise acquire for value any Capital Stock of such Person, or any warrants, rights or options to acquire such Capital Stock, outstanding on the date of this Indenture or thereafter, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (b) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, if, and to the extent, any of the foregoing would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (c) all Indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), but excluding trade accounts payable arising in the ordinary course of business, (d) the Attributable Indebtedness respecting all Capitalized Lease Obligations of such Person, (e) all Indebtedness referred to in the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon Property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such Property or the amount of the obligation so secured), (f) all guarantees by such Person of Indebtedness referred to in this definition and (g) all obligations of such Person under or in respect of Currency Hedge Obligations and Interest Rate Protection Obligations.

         "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Insolvency or Liquidation Proceeding" means, with respect to any Person, (a) an insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or similar case or proceeding in connection therewith, relative to such Person or its creditors, as such, or its assets or
(b) any liquidation, dissolution or other winding-up proceeding of such Person, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of such Person.

         "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate Protection Obligations" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount and shall include, without limitation, interest rate swaps, caps, floors, collars and similar agreements or arrangements designed to protect against or manage such Person's or any of its Subsidiaries' exposure to fluctuations in interest rates.

         "Investment" means, with respect to any Person, any direct or indirect advance, loan, guarantee of Indebtedness or other extension of credit or capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others), or any purchase or acquisition by such Person of any Capital Stock, bonds, notes, debentures or other securities (including derivatives) or evidences of Indebtedness issued by, any other Person. In addition, the fair market value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time. "Investments" shall exclude (a) extensions of trade credit or other advances to customers on commercially reasonable terms in accordance with normal trade practices or otherwise in the ordinary course of business, (b) Interest Rate Protection Obligations and Currency Hedge Obligations, but only to the extent that the same constitute Permitted Investments, and (c) endorsements of negotiable instruments and documents in the ordinary course of business.

         "Issue Date" means the date on which the Series A Securities were first issued under this Indenture.

         "Lien" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim or similar type of encumbrance (including, without limitation, any agreement to give or grant any lease, conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing) upon or with respect to any Property of any kind. A Person shall be deemed to own subject to a Lien any Property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

         "Maturity" means, with respect to any Security, the date on which any principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

         "Moody's" means Moody's Investors Service, Inc. and its successors.

         "Net Available Proceeds" means, with respect to any Asset Sale, the proceeds thereof in the form of cash or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary), net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants and investment banks) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale, (iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) (x) owning a beneficial interest in the Property subject to the Asset Sale or (y) having a Lien thereon and (iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an Officers' Certificate delivered to the Trustee; provided, however, that any amounts remaining after adjustments, revaluations or liquidations of such reserves shall constitute Net Available Proceeds. "Net Available Proceeds@ means, with respect to any Event of Loss, the proceeds to the Company or any Restricted Subsidiary as a result thereof in the form of cash or Cash Equivalents, including insurance proceeds paid to the Company or any Restricted Subsidiary, and all payments received by the Company or any Restricted Subsidiary from any government or any instrumentality or agency thereof by way of compensation for the requisition of title to Property, net of all fees and expenses incurred by the Company or any Restricted Subsidiary related to the collection or receipt of such proceeds, all as reflected in an Officers' Certificate delivered to the Trustee.

         "Net Cash Proceeds," with respect to any issuance or sale of Qualified Capital Stock or other securities, means the cash proceeds of such issuance or sale net of attorneys' fees, accountants' fees, underwriters' or placement agents' fees, discounts or commissions and brokerage, consultant and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

         "Non-Recourse Indebtedness" means Indebtedness or that portion of Indebtedness of the Company or any Restricted Subsidiary incurred in connection with the acquisition by the Company or such Restricted Subsidiary of any Property and as to which (a) the holders of such Indebtedness agree that they will look solely to the Property so acquired and securing such Indebtedness for payment on or in respect of such Indebtedness, and neither the Company nor any Subsidiary (other than an Unrestricted Subsidiary) (i) provides credit support, including any undertaking, agreement or instrument which would constitute Indebtedness or (ii) is directly or indirectly liable for such Indebtedness, and
(b) no default with respect to such Indebtedness would permit (after notice or passage of time or both), according to the terms thereof, any holder of any Indebtedness of the Company or a Restricted Subsidiary to declare a default on such Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity.

         "Offering Circular" means the Offering Circular of the Company dated February 10, 1998, pursuant to which the Original Securities are offered by the Purchaser to Qualified Institutional Buyers, to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or
(7) under the Securities Act) and outside the United States to non-U.S. persons in offshore transactions in compliance with Regulation S.

         "Officers" means, with respect to any Person, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer and the Treasurer of such Person.

         "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (or any Subsidiary Guarantor), including an employee of the Company (or any Subsidiary Guarantor), and who shall be reasonably acceptable to the Trustee.

         "Original Securities" has the meaning ascribed thereto in Section 3.1.

         "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Securities, except to the extent provided in Sections
         12.2 and 12.3 hereof, with respect to which the Company has effected legal defeasance or covenant defeasance as provided in Article XII hereof; and

                  (iv) Securities which have been paid pursuant to Section 3.7 hereof or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, consent, notice or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Subsidiary Guarantor or any other obligor upon the Securities or any Affiliate of the Company, any Subsidiary Guarantor or such other obligor.

         "Pari Passu Indebtedness" means, with respect to any Net Proceeds from Asset Sales, Indebtedness of the Company and its Restricted Subsidiaries the terms of which require the Company or such Restricted Subsidiary to apply such Net Proceeds to offer to repurchase or repay such Indebtedness.

         "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any,
on) or interest on any Securities on behalf of the Company.

         "Permitted Indebtedness" means any of the following:

                  (i) Indebtedness (and any guarantee thereof) under one or more credit facilities with banks and other financial institutions in an aggregate principal amount at any one time outstanding not to exceed
         (a) the greater of (x) $25,000,000 at any time outstanding or (y) the sum of 85% of the amount of Eligible Receivables of the Company and its Restricted Subsidiaries and 50% of the amount of Eligible Inventory of the Company and its Restricted Subsidiaries, less (b) any amounts derived from Asset Sales and applied to the permanent reduction of the Indebtedness under any such credit facilities as contemplated by
         Section 10.17 hereof (the "Maximum Bank Credit Amount"), and any renewals, amendments, extensions, supplements, modifications, deferrals, refinancings or replacements (each, for purposes of this clause (i), a "refinancing") thereof, including any successive refinancing thereof, so long as the aggregate principal amount of any such new Indebtedness, together with the aggregate principal amount of all other Indebtedness outstanding pursuant to this clause (i), shall not at any one time exceed the Maximum Bank Credit Amount;

                  (ii) Indebtedness under the Original Securities and any Series B Securities issued in exchange for Original Securities of an equal principal amount;

                  (iii) Indebtedness outstanding or in effect on the date of this Indenture (and not repaid or defeased with the proceeds of the offering of the Original Securities);

                  (iv) Indebtedness under Interest Rate Protection Obligations, provided that (1) such Interest Rate Protection Obligations are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by Section 10.12(a) hereof, and (2) the notional principal amount of such Interest Rate Protection Obligations does not exceed the principal amount of such Indebtedness to which such Interest Rate Protection Obligations relate;

                  (v) Indebtedness under Currency Hedge Obligations, provided that (1) such Currency Hedge Obligations are related to payment obligations on Permitted Indebtedness or Indebtedness otherwise permitted by Section 10.12(a) hereof, or to the foreign currency cash flows reasonably expected to be generated by the Company and its Restricted Subsidiaries, and (2) the notional principal amount of such Currency Hedge Obligations does not exceed the principal amount of such Indebtedness and the amount of such foreign currency cash flows to which such Currency Hedge Obligations relate;

                  (vi) the Subsidiary Guarantees of the Original Securities (and any assumption of the obligations guaranteed thereby);

                  (vii) Indebtedness of the Company to a Wholly Owned Restricted Subsidiary and Indebtedness of any Restricted Subsidiary to the Company or a Wholly Owned Restricted Subsidiary; provided, however, that upon any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Wholly Owned Restricted Subsidiary ceasing to be a Wholly Owned Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Company or a Wholly Owned Restricted Subsidiary), such Indebtedness shall be deemed, in each case, to be incurred and shall be treated as an incurrence for purposes of Section 10.12(a) hereof at the time the Wholly Owned Restricted Subsidiary in question ceased to be a Wholly Owned Restricted Subsidiary or the time such subsequent transfer occurred;

                  (viii) Indebtedness in respect of bid, performance or surety bonds issued for the account of the Company or any Restricted Subsidiary in the ordinary course of business, including guaranties or obligations of the Company or any Restricted Subsidiary with respect to letters of credit supporting such bid, performance or surety obligations (in each case other than for an obligation for money borrowed);

                  (ix) Non-Recourse Indebtedness;

                  (x) any renewals, substitutions, refinancings or replacements (each, for purposes of this clause (x), a "refinancing") by the Company or a Restricted Subsidiary of any Indebtedness incurred pursuant to clause (iii) of this definition, including any successive refinancing by the Company or such Restricted Subsidiary, so long as (A) any such new Indebtedness shall be in a principal amount that does not exceed the principal amount (or, if such new Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) so refinanced plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of the Indebtedness refinanced or the amount of any premium reasonably determined by the Company or such Restricted Subsidiary as necessary to accomplish such refinancing, plus the amount of expenses of the Company or such Restricted Subsidiary incurred in connection with such refinancing, (B) in the case of any refinancing of Indebtedness that is pari passu with or subordinated in right of payment to either the Securities or any Subsidiary Guarantees, then such new Indebtedness is either pari passu with or subordinated in right of payment to the Securities or any Subsidiary Guarantees, as the case may be, at least to the same extent as the Indebtedness being refinanced and (C) such new Indebtedness has an Average Life equal to or longer than the Average Life of the Indebtedness being refinanced and a final Stated Maturity that is at least 91 days later than the final Stated Maturity of the Indebtedness being refinanced; and

                  (xi) any additional Indebtedness in an aggregate principal amount not in excess of $7,500,000 at any one time outstanding and any guarantee thereof.

         "Permitted Investments" means any of the following: (i) Investments in Cash Equivalents; (ii) Investments in the Company or any of its Wholly Owned Restricted Subsidiaries; (iii) Investments by the Company or any of its Restricted Subsidiaries in another Person, if as a result of such Investment (A) such other Person becomes a Wholly Owned Restricted Subsidiary or (B) such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all of its Properties to, the Company or a Wholly Owned Restricted Subsidiary; (iv) Investments permitted under Section 10.17 or 10.18 hereof; (v) Investments made in the ordinary course of business in prepaid expenses, lease, utility, workers' compensation, performance and other similar deposits; (vi) Investments in stock, obligations or securities received in settlement of debts owing to the Company or any Restricted Subsidiary as a result of bankruptcy or insolvency proceedings or upon the foreclosure, perfection or enforcement of any Lien in favor of the Company or any Restricted Subsidiary, in each case as to debt owing to the Company or any Restricted Subsidiary that arose in the ordinary course of business of the Company or any such Restricted Subsidiary, provided that any stocks, obligations or securities received in settlement of debts that arose in the ordinary course of business (and received other than as a result of bankruptcy or insolvency proceedings or upon foreclosure, perfection or enforcement of any Lien) that are, within 30 days of receipt, converted into cash or Cash Equivalents shall be treated as having been cash or Cash Equivalents at the time received; (vii) other Investments in joint ventures, corporations, limited liability companies or partnerships formed with or organized by third Persons, which joint ventures, corporations, limited liability companies or partnerships engage in a business substantially similar, or related to the business conducted by the Company and its Restricted Subsidiaries, provided such Investments do not, in the aggregate, exceed the sum of (1) $3,000,000 and (2) the aggregate amount of principal repayments, interest on Indebtedness, dividends, distributions or other return of capital received by the Company or a Restricted Subsidiary from any Person (other than the Company or any Subsidiary) in which the Company or any of its Restricted Subsidiaries has an ownership interest.

         "Permitted Liens" means the following types of Liens:

                  (a) Liens existing as of the date of this Indenture;

                  (b) Liens securing the Securities or the Subsidiary
         Guarantees;

                  (c) Liens in favor of the Company or any Restricted
         Subsidiary;

                  (d) Liens securing Indebtedness that constitutes Permitted Indebtedness pursuant to clause (i) of the definition of "Permitted Indebtedness";

                  (e) Liens for taxes, assessments and governmental charges or claims either (i) not delinquent or (ii) contested in good faith by appropriate proceedings and as to which the Company or its Restricted Subsidiaries shall have set aside on its books such reserves as may be required pursuant to GAAP;

                  (f) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, suppliers, materialmen, repairmen and other Liens imposed by law incurred in the ordinary course of business for sums not delinquent or being contested in good faith, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made in respect thereof;

                  (g) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, property, casualty, liability and director's and officer's insurance, or to secure the payment or performance of tenders, statutory or regulatory obligations, surety and appeal bonds, bids, government contracts and leases, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

                  (h) judgment Liens not giving rise to an Event of Default so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired;

                  (i) any interest or title of a lessor under any Capitalized Lease Obligation or operating lease;

                  (j) purchase money Liens; provided, however, that (i) the related purchase money Indebtedness shall not be secured by any Property of the Company or any Restricted Subsidiary other than the Property so acquired and any proceeds therefrom and (ii) the Lien securing such Indebtedness shall be created within 90 days of such acquisition;

                  (k) Liens securing obligations under or in respect of either Currency Hedge Obligations or Interest Rate Protection Obligations;

                  (l) Liens upon specific items of inventory or other goods of any Person securing such Person's obligations in respect of bankers' acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

                  (m) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other Property relating to such letters of credit and products and proceeds thereof;

                  (n) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements of the Company or any of its Restricted Subsidiaries, including rights of offset and set-off; and

                  (o) Liens securing Non-Recourse Indebtedness; provided, however, that the related Non-Recourse Indebtedness shall not be secured by any Property of the Company or any Restricted Subsidiary other than the Property acquired by the Company or any Restricted Subsidiary with the proceeds of such Non-Recourse Indebtedness.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security, including any Security of a different series, evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under
Section 3.7 hereof in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all classes and series of preferred or preference stock of such Person.

         "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.2 hereof.

         "Property" means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, Capital Stock in any other Person.

         "Purchase Agreement" means the Purchase Agreement dated February [ ], 1998, among the Company, the Subsidiary Guarantors and the Purchaser or any additional Purchase Agreement to be entered into in connection with the purchase and sale of additional Series A Notes, which may be issued, authenticated and delivered pursuant to Sections 3.1 and 3.3 hereof.

         "Purchaser" means an initial purchaser of Series A Securities named in a Purchase Agreement.

         "Qualified Capital Stock" of any Person means any and all Capital Stock of such Person other than Disqualified Capital Stock.

         "Qualified Institutional Buyer" has the meaning attributed thereto in Rule 144A under the Securities Act.

         "Rating Agency" means S&P or Moody's or, if S&P or Moody's shall have ceased to be a "nationally recognized statistical rating organization" (as defined in Rule 436 under the Act) or shall have ceased generally to make publicly available a rating on any outstanding debt securities registered under the Securities Act of any domestic company engaged primarily in the oil field services business, such other organization or organizations, as the case may be, then making publicly available a rating on the Securities as is selected by the Company.

         "Rating Date" means, in respect of a Change of Control, the business day that is immediately before the day of the first public announcement of an event or series of events that results in a Change of Control.

         "Rating Decline" means the occurrence on any date following the Rating Date and before a date that is 90 days after the occurrence of a corresponding Change of Control (which period shall be deemed to be extended so long as prior to the end of such 90-day period and continuing thereafter the rating of the Notes is under publicly announced consideration for possible downgrade by a Rating Agency) of either of the following: (i) the rating of the Notes by a Rating Agency within such period shall be at least one gradation below the rating of the Notes by such Rating Agency on the Rating Date, or (ii) a Rating Agency shall withdraw its rating of the Notes. A gradation shall include changes within categories (e.g., with respect to Moody's a decline in a rating from Ba1 to Ba2, or from B1 to B2, and with respect to S&P a decline in a rating from BB+ to BB or from B+ to B, will constitute a decrease of one gradation).

         "Record Date" means a Regular Record Date or a Special Record Date.

         "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Registration Default" shall have the meaning ascribed thereto in the Registration Rights Agreement.

         "Registration Rights Agreement" means the Registration Rights Agreement to be dated on or about the Issue Date, among the Company, the Subsidiary Guarantors and the Purchaser and any additional Registration Rights Agreement to be entered into in connection with the issuance, authentication and delivery of additional Series A Notes pursuant to Sections 3.1 and 3.3 hereof.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act.

         "Responsible Officer," when used with respect to the Trustee, means any officer in the Corporate Trust Department of the Trustee, and also means, with respect to a particular corporate trust matter, any other officer of the Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Investment" means (without duplication) (i) the designation of a Subsidiary as an Unrestricted Subsidiary in the manner described in the definition of "Unrestricted Subsidiary" and (ii) any Investment other than a Permitted Investment.

         "Restricted Subsidiary" means any Subsidiary of the Company, whether existing on or after the date of this Indenture, unless such Subsidiary of the Company is an Unrestricted Subsidiary or is designated as an Unrestricted Subsidiary pursuant to the terms of this Indenture.

         "Rule 144A" means Rule 144A under the Securities Act.

         "S&P" means Standard and Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

         "Sale/Leaseback Transaction" means any direct or indirect arrangement pursuant to which Properties are sold or transferred by the Company or a Restricted Subsidiary and are thereafter leased back from the purchaser or transferee thereof by the Company or one of its Restricted Subsidiaries.

         "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Series A Securities or any Series B Securities authenticated and delivered under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor act thereto.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5 hereof.

         "Series A Securities" means the 9 3/4% Senior Notes due 2008, Series A, being issued and sold pursuant to the Purchase Agreement and this Indenture.

         "Series B Securities" means the 9 3/4% Senior Notes due 2008, Series B, to be issued in exchange for the Series A Securities pursuant to the Registration Rights Agreement and this Indenture.

         "Significant Subsidiary" means (i) any Subsidiary of the Company that would constitute a "Significant Subsidiary" under Rule 1-02(w) of Regulation S-X under the Securities Act and (ii) any group of Subsidiaries that, taken together, would constitute a Significant Subsidiary under Rule 1-02(w) of Regulation S-X under the Securities Act.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.8 hereof.

         "Stated Maturity" means, when used with respect to any Indebtedness or any installment of interest thereon, the date specified in the instrument evidencing or governing such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

         "Subordinated Indebtedness" means any Indebtedness of the Company or a Subsidiary Guarantor which is expressly subordinated in right of payment to the Securities or the Subsidiary Guarantees, as the case may be.

         "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation), including, without limitation, a joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, have at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Persons performing similar functions).

         "Subsidiary Guarantee" has the meaning specified in Section 13.1 hereof.

         "Subsidiary Guarantor" means (i) Geophysical Operations, Inc., (ii) Grant Geophysical (Int'l), Inc., (iii) Advanced Seismic Technology, Inc., (iv) SSGI Acquisition Corp., (v) PT. Grant Geophysical Indonesia, (vi) Recursos Energeticos Ltda., (vii) Grant Geophysical do Brasil Ltda., (viii) Solid State Geophysical Inc., (ix) Solid State Internacional Ingenieria, C.A., (x) Solid State Geophysical Corp., (xi) each of the Company's other Restricted Subsidiaries (other than an Exempt Foreign Subsidiary), if any, executing a supplemental indenture in compliance with the provisions of Section 10.13(a) hereof and (xii) any Person that becomes a successor guarantor of the Securities in compliance with the provisions of Section 13.2 hereof, except to the extent that any such Subsidiary Guarantor is hereinafter released under the terms of this Indenture.

         "Transfer Restricted Security" has the meaning attributed thereto in the Registration Rights Agreement; provided, however, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether or not any Security is a Transfer Restricted Security.

         "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939, as amended and in force at the date as of which this Indenture was executed until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, except as provided in Section 9.5 hereof.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Unrestricted Subsidiary" means (i) any Subsidiary of the Company that at the time of determination will be designated an Unrestricted Subsidiary by the Board of Directors of the Company as provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Company may designate any Subsidiary of the Company as an Unrestricted Subsidiary so long as
(a) neither the Company nor any Restricted Subsidiary is directly or indirectly liable pursuant to the terms of any Indebtedness of such Subsidiary; (b) no default with respect to any Indebtedness of such Subsidiary would permit (upon notice, lapse of time or otherwise) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its Stated Maturity; (c) such designation as an Unrestricted Subsidiary would be permitted under Section 10.10 hereof; and (d) such designation shall not result in the creation or imposition of any Lien on any of the Properties of the Company or any Restricted Subsidiary (other than any Permitted Lien or any Lien the creation or imposition of which shall have been in compliance with Section
10.15 hereof); provided, however, that with respect to clause (a), the Company or a Restricted Subsidiary may be liable for Indebtedness of an Unrestricted Subsidiary if (x) such liability constituted a Permitted Investment or a Restricted Payment permitted by Section 10.10 hereof, in each case at the time of incurrence, or (y) the liability would be a Permitted Investment at the time of designation of such Subsidiary as an Unrestricted Subsidiary. Any such designation by the Board of Directors of the Company shall be evidenced to the Trustee by filing a Board Resolution with the Trustee giving effect to such designation. The Board of Directors of the Company may designate any Unrestricted Subsidiary as a Restricted Subsidiary if, immediately after giving effect to such designation, on a pro forma basis (i) no Default or Event of Default shall have occurred and be continuing, (ii) the Company could incur $1.00 of additional Indebtedness (not including the incurrence of Permitted

Indebtedness) under Section 10.12(a) hereof and (iii) if any of the Properties of the Company or any of its Restricted Subsidiaries would upon such designation become subject to any Lien (other than a Permitted Lien), the creation or imposition of such Lien shall have been in compliance with Section 10.15 hereof.

         "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

         "Westgate" means Westgate International, L.P., a Cayman Islands limited partnership.

         "Westgate Preferred Stock" means the 10,000 shares of Preferred Stock owned by Westgate together with any and all dividends paid or accrued thereon.

         "Wholly Owned Restricted Subsidiary" means any Restricted Subsidiary to the extent (i) all of the Capital Stock or other ownership interests in such Restricted Subsidiary, other than any directors' qualifying shares mandated by applicable law, is owned directly or indirectly by the Company or (ii) such Restricted Subsidiary is organized in a foreign jurisdiction and is required by the applicable laws and regulations of such foreign jurisdiction to be partially owned by the government of such foreign jurisdiction or individual or corporate citizens of such foreign jurisdiction in order for such Restricted Subsidiary to transact business in such foreign jurisdiction, provided that the Company, directly or indirectly, owns the remaining Capital Stock or ownership interest in such Restricted Subsidiary and, by contract or otherwise, controls the management and business of such Restricted Subsidiary and derives the economic benefits of ownership of such Restricted Subsidiary to substantially the same extent as if such Restricted Subsidiary were a wholly owned Subsidiary.

         Section 1.2       Other Definitions.
                           ------------------

                 Term                                Defined
                 ----                               in Section
                                                    ----------
                 "Additional Interest" ............        3.1
                 "Agent Members" ..................        3.6
                 "Change of Control Notice" .......   10.16(c)
                 "Change of Control Offer" ........   10.16(a)
                 "Change of Control Purchase Date" 10.16(c) "Change of Control Purchase Price" 10.16(a)
                 "Defaulted Interest" .............        3.8
                 "Excess Proceeds" ................   10.17(b)
                 "Funding Guarantor" ..............       13.5
                 "Global Security" ................        2.1
                 "Judgment Currency" ..............        5.3
                 "Net Proceeds Deficiency" ........   10.17(c)
                 "Net Proceeds Offer" .............   10.17(c)
                 "Net Proceeds Payment Date" ......   10.17(c)

                   "Offered Price" ..................   10.17(c)
                   "Pari Passu Indebtedness Amount ..   10.17(c)
                   "Pari Passu Offer ................   10.17(c)
                   "Payment Amount" .................   10.17(c)
                   "Payment Restriction" ............      10.19
                   "Physical Securities" ............        2.1
                   "Purchase Notice" ................   10.17(c)
                   "Required Currency" ..............        5.3
                   "Restricted Payment" .............   10.10(a)
                   "Surviving Entity" ...............     8.1(a)
                   "Trigger Date" ...................   10.17(c)
                   "U.S. Government Obligations" ....    12.4(a)



         Section 1.3       Incorporation by Reference of Trust Indenture Act.
                           --------------------------------------------------

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities,

                  "indenture security holder" means a Holder,

                  "indenture to be qualified" means this Indenture,

                  "indenture trustee" or "institutional trustee" means the Trustee, and

                  "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

         Section 1.4       Rules of Construction.
                           ----------------------

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP and all accounting calculations will be determined in accordance with GAAP;

         (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (d) the masculine gender includes the feminine and the neuter;

         (e) a "day" means a calendar day;

         (f) when used with reference to the Securities, the expression "of like tenor" refers to Securities of the same series;

         (g) the term "merger" includes a statutory share exchange and the term "merged" has a correlative meaning; and

         (h) references to agreements and other instruments include subsequent amendments and waivers but only to the extent not prohibited by this Indenture.

                                   ARTICLE II

                                 SECURITY FORMS

         Section 2.1       Forms Generally.
                           ----------------

         The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities or notations of Subsidiary Guarantees, as the case may be, as evidenced by their execution of such Securities or notations of Subsidiary Guarantees, as the case may be.

         Except as indicated in the next succeeding paragraph, Securities (including the notations thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication) shall be issued initially in the form of one or more permanent global Securities substantially in the form set forth in Sections 2.2 through 2.5 hereof (each being herein called a "Global Security") deposited with the Trustee, as custodian for the Depository, duly executed by the Company and authenticated by the Trustee as hereinafter provided, and each shall bear the legend set forth on Exhibit A hereto. Subject to the limitation set forth in Section 3.1, the principal amounts of the Global Securities may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depository, as hereinafter provided.

         Securities (including the notations thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication) originally issued and sold in reliance on any exemption from registration under the Securities Act other than Rule 144A shall be issued, and Securities originally offered and sold in reliance on Rule 144A may be issued, in the form of permanent certificated securities in registered form in substantially the form set forth in Sections
2.2 through 2.5 hereto ("Physical Securities").

         The Series A Securities and the Series B Securities, the notations thereon relating to the Subsidiary Guarantees and the Trustee's certificate of authentication shall be in substantially the respective forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, CUSIP or other numbers or other marks of identification and such legends or endorsements placed thereon as may be required by this Section or Section 3.12 or to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or notations of Subsidiary Guarantees, as the case may be, as evidenced by their execution of the Securities or notations of Subsidiary Guarantees, as the case may be. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security. In addition to the requirements of Section 2.3, the Securities may also have set forth on the reverse side thereof a form of assignment and forms to elect purchase by the Company pursuant to Section
10.16 or 10.17 hereof.

         Section 2.2       Form of Face of Security.
                            ------------------------

         [If a Series A Security or a Series B Security constituting a Transfer Restricted Security-- THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
(3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY RESELL OR OTHERWISE TRANSFER THIS SECURITY, EXCEPT (A) TO THE ISSUER OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) OUTSIDE THE UNITED STATES TO FOREIGN PURCHASERS IN OFFSHORE TRANSACTIONS MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.]

                             GRANT GEOPHYSICAL, INC.

                    9 3/4% Senior Note due 2008, Series ____

No._____                                                           $____________

                                                          CUSIP No. 388085 _ _ _

         Grant Geophysical, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________ or registered assigns the principal sum of _________ Dollars on February 15, 2008, at the office or agency of the Company referred to below, and to pay interest thereon, commencing [if an Original Security--on August 15, 1998 and continuing semiannually thereafter, on February 15 and August 15 in each year, from February 18, 1998] [if any other Security--on the first February 15 or August 15 following the original issuance of the Series __ Securities and continuing semiannually thereafter, on February 15 and August 15 in each year, from the date of original issuance of the Series __ Securities], or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 9 3/4% per annum, until the principal hereof is paid or duly provided for, and (to the degree permitted by applicable law now or at any time hereafter in force) to pay on demand interest on any overdue interest (in each case, including post-petition interest in any proceeding under any bankruptcy law) at the rate borne by the Series ____ Securities from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The Company also promises to pay any Additional Interest required by Section 5 of the Registration Rights Agreement, upon the conditions, at the rates and for the periods specified therein. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Series ___ Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on the Regular Record Date for such interest, which shall be the February 1 or August 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, and (to the degree permitted by applicable law now or at any time hereafter in force) interest on such Defaulted Interest at the rate borne by the Series ____ Securities, may be paid to the Person in whose name this Series ____ Security (or one or more Predecessor Securities) is registered on the Security Register at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Series ____ Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Series ____ Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Accrued but unpaid interest on any Series A Security that is exchanged for a Series B Security pursuant to a Registration Rights Agreement shall be paid on or before the first Interest Payment Date on the Series B Securities.

         Payment of the principal of (and premium, if any, on) and interest on this Series ____ Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made on Physical Securities at the option of the Company on or before the due date (i) by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register or (ii) with respect to any Holder owning Series ____ Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested.

         Reference is hereby made to the further provisions of this Series ____ Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the trustee referred to on the reverse hereof by manual signature, this Series ____ Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                   GRANT GEOPHYSICAL, INC.

                                                   By:_________________________
                                                            President

Attest:

------------------------------
Secretary

         Section 2.3       Form of Reverse of Security.
                           ---------------------------

         This Series ____ Security is one of a duly authorized issue of securities of the Company designated as its 9 3/4% Senior Notes due 2008, Series ____ (herein called the "Series ____ Securities" and, together with the Series
____ Securities, the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $100,000,000 in the case of Series A Securities issued on the Issue Date, which may be issued under an indenture (herein called the "Indenture") dated as of February 18, 1998, by and among the Company, the initial Subsidiary Guarantors named therein and LaSalle National Bank (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Subsidiary Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Securities are subject to redemption, at the option of the Company, in whole or in part, at any time on or after February 15, 2003, upon not less than 30 or more than 60 days' notice at the following Redemption Prices (expressed as percentages of principal amount) set forth below if redeemed during the 12-month period beginning on February 15 of the years indicated below:

          Year                                             Redemption Price
          ----                                             ----------------

          2003 .....................................              104.875%
          2004 .....................................              103.250%
          2005 .....................................              101.625%
          2006 and thereafter ......................              100.000%
together in the case of any such redemption with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Record Date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date), all as provided in the Indenture.

         Notwithstanding the foregoing, at any time on or prior to February 15, 2001, up to 35% of the aggregate principal amount of Securities originally issued will be redeemable on one or more occasions, at the option of the Company, upon not less than 30 or more than 60 days' notice, from the Net Cash Proceeds of one or more Equity Offerings, at a Redemption Price equal to 109.750% of the aggregate principal amount of the Securities so redeemed, together with accrued and unpaid interest to the Redemption Date, provided that at least 65% of the aggregate principal amount of Securities originally issued remains Outstanding immediately after such redemption and that such redemption occurs within 60 days following the closing of any such Equity Offering.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date. In the event of redemption or purchase of this Series __ Security in part only, a new Series __ Security or Securities for the unredeemed or unpurchased portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         The Securities do not have the benefit of any sinking fund obligations.

         Upon the occurrence of a Change of Control of the Company and a corresponding Rating Decline, and subject to certain conditions and limitations provided in the Indenture, the Company will be obligated to make an offer to purchase all of the then Outstanding Securities, and will purchase, on a Business Day not more than 60 nor less than 30 days following the date of a Change of Control Offer, all of the then Outstanding Securities validly tendered and not withdrawn at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Change of Control Purchase Date, all as provided in the Indenture.

         In the event of Asset Sales, under certain circumstances, the Company will be obligated to make a Net Proceeds Offer to purchase all or a specified portion of each Holder's Securities at a purchase price equal to 100% of the principal amount of the Securities, plus accrued and unpaid interest, if any, to the Net Proceeds Payment Date.

         As set forth in the Indenture, an Event of Default is generally (i) failure to pay principal or premium, if any, upon maturity, redemption or otherwise (including pursuant to a Change of Control Offer or a Net Proceeds Offer); (ii) default for 30 days in payment of interest on any of the Securities; (iii) default in the performance or breach of provisions relating to mergers, consolidations and sales of all or substantially all assets or the failure to make or consummate a Change of Control Offer or a Net Proceeds Offer;
(iv) failure for 45 days after notice to comply with any other covenants in the Indenture, any Subsidiary Guarantee or the Securities; (v) certain payment defaults under, and the acceleration prior to the maturity of, certain Indebtedness of the Company or any

Subsidiary Guarantor or any other Restricted Subsidiary in an aggregate principal amount in excess of $5,000,000; (vi) the failure of any Subsidiary Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary to be in full force and effect (except as permitted by the Indenture); (vii) certain final judgments or orders against the Company or any Subsidiary Guarantor or any other Restricted Subsidiary in an aggregate amount of more than $5,000,000 over the coverage under applicable insurance policies which remain unsatisfied and either become subject to commencement of enforcement proceedings or remain unstayed for a period of 60 days; and (viii) certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary. If any Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Outstanding Securities may declare the principal of, premium, if any, and accrued and unpaid interest on all the Securities to be due and payable immediately, except that (i) in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization of the Company or any Significant Subsidiary, the principal amount of the Securities will become due and payable immediately without further action or notice, and (ii) in the case of an Event of Default which relates to certain payment defaults or acceleration with respect to certain Indebtedness, such Event of Default and any consequential acceleration of the Securities shall be automatically rescinded if the Indebtedness that is the subject of such Event of Default has been repaid, or if the default relating to such Indebtedness is waived or cured and if such Indebtedness has been accelerated, then the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness (provided, in each case, that such repayment, waiver, cure or rescission is effected within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration), so long as such rescission does not conflict with any judgment or decree. No Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice from such Holder of an Event of Default and written request by Holders of at least 25% in aggregate principal amount of the Outstanding Securities, and the offer to the Trustee of indemnity reasonably satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on a Security by the Holder thereof. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except default in payment of principal, premium or interest) if it determines in good faith that withholding the notice is in the interest of the Holders. The Company is required to file annual and quarterly reports with the Trustee as to the absence or existence of defaults.

         The Indenture contains provisions for (i) defeasance at any time of the entire indebtedness of the Company on this Series ____ Security and (ii) discharge from certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Series ____ Security.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Subsidiary Guarantors and the rights of the Holders under the Indenture at any time by the Company, the Subsidiary Guarantors and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Series ____ Security shall be conclusive and binding upon such Holder and upon all future Holders of this Series ____ Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Series ____ Security. Without the consent of any Holder, the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to qualify or maintain the qualification of the Indenture under the Trust Indenture Act, to add or release any Subsidiary Guarantor pursuant to the Indenture and to make certain other specified changes and other changes that do not materially adversely affect the interests of any Holder in any material respect.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Series ____ Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Series ____ Security is registerable on the Security Register of the Company, upon surrender of this Series ____ Security for registration of transfer at the office or agency of the Company maintained for such purpose duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Series ____ Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Series ____ Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series ____ Securities are exchangeable for a like aggregate principal amount of Series ____ Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         [If a Series A Security--At the option of the Holders thereof, the Series A Securities may be exchanged, pursuant to a Registration Rights Agreement, for a like aggregate principal amount of Series B Securities.]

         No service charge shall be made for any registration of transfer or exchange of Series ____ Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         A director, officer, employee, incorporator, stockholder or Affiliate of the Company or any Subsidiary Guarantor, as such, past, present or future shall not have any personal liability under this Series ____ Security or any other Security or the Indenture solely arising by reason of his or its status as such director, officer, employee, incorporator, stockholder or Affiliate, or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or the Indenture or for any claim solely based on, in respect of, or by reason of such obligations or their creation. Each Holder, by accepting this Series ____ Security with the notation of Subsidiary Guarantee endorsed hereon, waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of this Series ____ Security with the notation of Subsidiary Guarantee endorsed hereon.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Series ____ Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Subsidiary Guarantors, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Series ____ Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to the Company at 16850 Park Row, Houston, Texas 77084, Attention: Chief Financial Officer (or such other address as the Company may have furnished in writing to the Trustee).

         Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Series ____ Securities as a convenience to the Holders thereof. No representation is made as to the accuracy of such numbers as printed on the Series ____ Securities and reliance may be placed only on the other identifying information printed hereon.

         Interest on this Series ____ Security shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         This Series ____ Security shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law principles.

         Section 2.4       Form of Notation Relating to Subsidiary Guarantees.
                           --------------------------------------------------

         The form of notation to be set forth on each Security relating to the Subsidiary Guarantees shall be in substantially the following form:

                              SUBSIDIARY GUARANTEES

         Subject to the limitations set forth in the Indenture, the initial Subsidiary Guarantors and, if any, all additional Subsidiary Guarantors (as defined in the Indenture referred to in the Series ____ Security upon which this notation is endorsed and each being hereinafter referred to as a "Subsidiary Guarantor," which term includes any additional or successor Subsidiary Guarantor under the Indenture) have, jointly and severally, unconditionally guaranteed (a) the due and punctual payment of the principal (and premium, if any) of and interest on the Securities, whether at maturity, acceleration, redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest on the Securities, if any, to the degree permitted by applicable law now or at any time hereafter in force (in all instances, including post-petition interest in any proceeding under any bankruptcy law), (c) the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in the Indenture, and (d) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise.

         The obligations of each Subsidiary Guarantor are limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to its contribution obligations under the Indenture, result in the obligations of such Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal or state law. Each Subsidiary Guarantor that makes a payment or distribution under a Subsidiary Guarantee shall be entitled to a contribution from each other Subsidiary Guarantor in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor.

         No stockholder, officer, director, employee, incorporator or Affiliate as such, past, present or future, of any Subsidiary Guarantor shall have any personal liability under its Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director, employee, incorporator or Affiliate, or any liability for any obligations of any Subsidiary Guarantor under the Securities or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation.

         Any Subsidiary Guarantor may be released from its Subsidiary Guarantee upon the terms and subject to the conditions provided in the Indenture.

         All terms used in this notation of Subsidiary Guarantee which are defined in the Indenture referred to in this Series ____ Security upon which this notation of Subsidiary Guarantees is endorsed shall have the meanings assigned to them in such Indenture.

         The Subsidiary Guarantees shall be binding upon the Subsidiary Guarantors and shall inure to the benefit of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee respecting the Series _____ Security upon which the foregoing Subsidiary Guarantees are noted, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof and in the Indenture.

         The Subsidiary Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Series ____ Security upon which the foregoing Subsidiary Guarantees are noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

                                               [SUBSIDIARY GUARANTORS]

                                               By:_____________________________
                                                        President

         Section 2.5       Form of Trustee's Certificate of Authentication.
                           ------------------------------------------------

         The Trustee's certificate of authentication shall be in substantially the following form:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Series ____ Securities referred to in the within mentioned Indenture.

 Dated: __________________________           LaSalle National Bank,
                                             Trustee

                                             By:________________________________
                                                      Authorized Signatory

                                   ARTICLE III

                                 THE SECURITIES

         Section 3.1       Title and Terms.
                           ---------------

         The aggregate principal amount of Series A Securities which may be authenticated and delivered under this Indenture for original issue is limited to (i) $100,000,000 of Series A Securities for original issue on the Issue Date (the "Original Securities") and (ii) such additional principal amounts of Series A Securities for original issue after the Issue Date as may be set forth in a Company Order as provided in Section 3.3 hereof, and the aggregate principal amount of Series B Securities which may be authenticated and delivered under this Indenture for original issue is limited to (i) $100,000,000 of Series B Securities for issue only in exchange for a like principal amount of Original Securities and (ii) such additional principal amounts of Series B Securities from time to time for issue only in exchange for a like principal amount of other Series A Securities, in each case as set forth in a Company Order as provided in Section 3.3 hereof. The aggregate principal amount of Securities Outstanding at any one time may not exceed $100,000,000, plus any additional principal amounts issued pursuant to this paragraph, except as provided in Section 3.7 hereof.

         The Series A Securities shall be known and designated as the "9 3/4% Senior Notes due 2008, Series A" of the Company. Their Stated Maturity shall be February 15, 2008, and they shall bear interest at the rate of 9 3/4% per annum from February 18, 1998, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 in each year, commencing, in the case of the Original Securities, August 15, 1998, and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         The Series B Securities shall be known and designated as the "9 3/4% Senior Notes due 2008, Series B" of the Company. Their Stated Maturity shall be February 15, 2008, and they shall bear interest at the rate of 9 3/4% per annum from the date of original issuance of the Series B Securities, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semiannually on February 15 and August 15 in each year, commencing on the first February 15 or August 15 following the original issuance of the Series B Securities, and at said Stated Maturity, until the principal thereof is paid or duly provided for.

         Upon the occurrence of a Registration Default, the interest rate on Transfer Restricted Securities shall increase ("Additional Interest"), with respect to the first 90-day period immediately following the occurrence of such Registration Default, by 0.50% per annum and shall increase by an additional 0.50% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of 2.0% per annum with respect to all Registration Defaults. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default shall cease and upon the cure of all Registration Defaults the interest rate shall revert to the original rate. Any Additional Interest due on any Security shall be payable on the appropriate Interest Payment Date to the Holder entitled to receive the interest payment to be made on such date. Each obligation to pay Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.

         Accrued but unpaid interest on any Series A Security that is exchanged for a Series B Security pursuant to the Registration Rights Agreement shall be paid on or before the first Interest Payment Date on the Series B Securities.

         The Series A Securities and the Series B Securities shall be considered collectively to be a single class for all purposes of this Indenture, including, without limitation, waivers, amendments, redemptions and offers to purchase.

         The principal of (and premium, if any, on) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York; provided, however, that, at the option of the Company, interest may be paid on Physical Securities on or before the due date (i) by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register, or (ii) with respect to any Holder owning Securities in the principal amount of $500,000 or more, by wire transfer to an account maintained by the Holder located in the United States, as specified in a written notice to the Trustee by any such Holder requesting payment by wire transfer and specifying the account to which transfer is requested.

         As provided in the Registration Rights Agreement and subject to the limitations set forth therein, at the option of the Holders, the Series A Securities shall be exchangeable for Series B Securities of like aggregate principal amount pursuant to an Exchange Offer.

         The Securities shall be redeemable as provided in Article XI hereof.

         The Securities shall be subject to defeasance at the option of the Company as provided in Article XII hereof.

         The Securities shall be guaranteed by the Subsidiary Guarantors as provided in Article XIII hereof.

         Section 3.2       Denominations.
                           --------------

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         Section 3.3       Execution, Authentication, Delivery and Dating.
                           -----------------------------------------------

         The Securities shall be executed on behalf of the Company by its Chairman of the Board, its President or a Vice President of the Company, under its corporate seal affixed thereto or reproduced thereon and attested by its Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

         At any one or more times after the execution and delivery of this Indenture, the Company may deliver Series A Securities executed by the Company and having the notations of Subsidiary Guarantees executed by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Series A Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Series A Securities with the notations of Subsidiary Guarantees thereon as provided in this Indenture. Such Company Order shall specify the principal amount of the Series A Securities to be authenticated and the date on which the original issue of Series A Securities is to be authenticated. In addition, on or prior to any Exchange Offer Consummation Date, the Company may deliver Series B Securities executed by the Company and having the notations of Subsidiary Guarantees executed by the Subsidiary Guarantors to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Series B Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Series B Securities with the notations of Subsidiary Guarantees thereon as provided in this Indenture. Such Company Order shall specify the principal amount of the Series B Securities to be authenticated and the date on which the Series B Securities are to be exchanged for an equal principal amount of Series A Securities.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to and in compliance with Article VIII hereof, shall be consolidated or merged with or into any other Person or shall sell, convey, transfer, lease or otherwise dispose of all or substantially all of its Properties to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a sale, conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII hereof, any of the Securities authenticated or delivered prior to such sale, consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

         Section 3.4       Temporary Securities.
                           ---------------------

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and having the notations of Subsidiary Guarantees thereon and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities and notations of Subsidiary Guarantees may determine, as conclusively evidenced by their execution of such Securities and notations of Subsidiary Guarantees.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 10.2 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of like tenor and of authorized denominations having the notations of Subsidiary Guarantees thereon. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 3.5       Registration of Transfer and Exchange.
                           --------------------------------------

         The Company shall cause to be kept a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times and during normal business hours, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

         Subject to the provisions of this Section 3.5 and Section 3.6 hereof, upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 10.2 hereof, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of like tenor and of any authorized denomination and of a like aggregate principal amount, each such Security having the notation of Subsidiary Guarantees thereon.

         Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, be deemed to have agreed that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Depository (or its agent), and that ownership of a beneficial interest in a Global Security shall be required to be reflected in a book entry.

         At the option of any Holder, Securities may be exchanged for other Securities of like tenor and of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at the office or agency of the Company designated pursuant to Section 10.2 hereof. Further, at the option of any Holder Series A Securities may be exchanged, pursuant to an Exchange Offer and subject to the terms and conditions thereof, for Series B Securities of like aggregate principal amount, upon surrender of the Series A Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, the Subsidiary Guarantors shall execute notations of Subsidiary Guarantees on, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities and the Subsidiary Guarantees noted thereon issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the respective Subsidiary Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. As a special condition to registration of transfer or exchange of any Transfer Restricted Securities involving removal of a Private Placement Legend (other than pursuant to an effective registration statement under the Securities Act), the Holder requesting such registration of transfer or exchange shall furnish the Opinion of Counsel called for by Section 3.12 hereof. The following additional special conditions shall apply to the indicated types of transfers or exchanges:

         (a) Respecting any requested registration of transfer or exchange of Transfer Restricted Securities in the form of Physical Securities, such Physical Securities shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                  (1) if such Physical Security is being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in substantially the form of Exhibit B hereto); or

                  (2) if such Physical Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                  (3) if such Physical Security is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (in substantially the form of Exhibit B hereto), a Transferee Certificate for Institutional Accredited Investors in the form of Exhibit C hereto and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act; or

                  (4) if such Physical Security is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit B hereto), a Transferor Certificate for Regulation S Transfers in the form of Exhibit D hereto and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act; or

                  (5) if such Physical Security is being transferred in reliance on Rule 144, delivery of a certification to that effect (substantially in the form of Exhibit B hereto); or

                  (6) if such Physical Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act.

         (b) Respecting any requested exchange of a Physical Security for a beneficial interest in a Global Security, such Physical Security shall be accompanied, in the sole discretion of the Company, by the following additional information and documents:

                  (1) if such Physical Security or Global Security is a Transfer Restricted Security, a certification, substantially in the form of Exhibit B hereto, that such Physical Security is being transferred to a Qualified Institutional Buyer; and

                  (2) written instructions directing the Security Registrar to make, or to direct the Depository to make, an endorsement on the Global Security to reflect an increase in the aggregate amount of the Securities represented by the Global Security;

whereupon the Security Registrar shall cancel such Physical Security and cause, or direct the Depository to cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Registrar, the aggregate principal amount of Securities represented by the Global Security to be increased accordingly. If no Global Security is then outstanding, the Company shall issue and the Trustee shall upon Company Order authenticate a new Global Security in the appropriate amount.

         (c) Any Person having a beneficial interest in a Global Security may upon request to the Security Registrar exchange such beneficial interest for a Physical Security. Upon receipt by the Security Registrar of written instructions (or such other form of instructions as is customary for the Depository) from the Depository or its nominee on behalf of any Person having a beneficial interest in a Global Security and upon receipt by the Security Registrar of a written order or such other form of instructions as is customary for the Depository or the Person designated by the Depository as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Transfer Restricted Securities, the following additional information and documents:

                  (1) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification from such Person to that effect (in substantially the form of Exhibit B hereto); or

                  (2) if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                  (3) if such beneficial interest is being transferred to an Institutional Accredited Investor, delivery of a certification to that effect (substantially in the form of Exhibit B hereto), a Transferee Certificate for Institutional Accredited Investors in the form of Exhibit C hereto and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act; or

                  (4) if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit B hereto), a Transferor Certificate for Regulation S Transfers in the form of Exhibit D hereto and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act; or

                  (5) if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit B hereto); or

                  (6) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an Opinion of Counsel to the effect that such transfer is in compliance with the Securities Act, then the Security Registrar will cause, in accordance with the standing instructions and procedures existing between the Depository and the Security Registrar, the aggregate principal amount of the Global Security to be reduced and, following such reduction, the Company will execute and, upon receipt of a Company Order, the Trustee will authenticate and deliver to the transferee a Physical Security. Securities issued in exchange for a beneficial interest in a Global Security pursuant to this Section 3.5(c) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from Agent Members or otherwise, shall instruct the Security Registrar in writing. The Security Registrar shall deliver such Physical Securities to the Persons in whose names such Physical Securities are so registered.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to the Exchange Offer or Section 3.4, 9.6 or 11.8 hereof not involving any transfer.

         Neither the Trustee, the Security Registrar nor the Company shall be required (i) to issue, register the transfer of or exchange any Physical Security during a period beginning at the opening of business 15 days before the mailing of a notice of redemption of Securities selected for redemption under
Section 11.4 hereof and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Physical Security so selected for redemption in whole or in part, except the unredeemed portion of any such Security being redeemed in part.

         Section 3.6       Book-Entry Provisions for Global Securities.
                           --------------------------------------------

         Each Global Security shall be (i) registered in the name of the Depository for such Global Security or the nominee of such Depository, (ii) delivered to the Trustee as custodian for such Depository and (iii) bear the legend set forth in Exhibit A hereto.

         Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository, or the Trustee as its custodian, or under such Global Security, and the Depository may be treated by the Company, the Subsidiary Guarantors, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Subsidiary Guarantors, the Trustee or any agent of the Company, the Subsidiary Guarantors or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or shall impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

         Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred or exchanged for Physical Securities in accordance with the rules and procedures of the Depository and the provisions of Section 3.5 hereof. In addition, Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if, and only if, either (1) the Depository notifies the Company that it is unwilling or unable to continue as depositary for the Global Security and a successor depositary is not appointed by the Company within 90 days of such notice, or (2) the Company determines not to have the Securities represented by the Global Security and notifies the Depository and the Security Registrar thereof.

         In connection with the transfer of an entire Global Security to beneficial owners pursuant to this Section, the Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall upon Company Order authenticate and deliver, to each beneficial owner identified by the Depository, in exchange for its beneficial interest in the Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

         The Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         Section 3.7       Mutilated, Destroyed, Lost and Stolen Securities.
                           -------------------------------------------------

         If (i) any mutilated Security is surrendered to the Trustee or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Subsidiary Guarantors and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Subsidiary Guarantors shall execute the notation of Subsidiary Guarantees, and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having the notation of Subsidiary Guarantees thereon, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and the respective Subsidiary Guarantors, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of like tenor duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 3.8       Payment of Interest; Interest Rights Preserved.
                           -----------------------------------------------

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section
10.2 hereof.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the degree permitted by applicable law now or at any time hereafter in force) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest in all instances, including post-petition interest in any proceeding under any bankruptcy law, and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, and such money when deposited shall be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 14.5 hereof, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 3.9       Persons Deemed Owners.
                           ----------------------

         Prior to the due presentment of a Security for registration of transfer, the Company, the Subsidiary Guarantors, the Security Registrar, the Trustee and any agent of the Company, the Subsidiary Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Section 3.8 hereof) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Subsidiary Guarantors, the Security Registrar, the Trustee or any agent of the Company, the Subsidiary Guarantors or the Trustee shall be affected by notice to the contrary.

         Section 3.10      Cancellation.
                           -------------

         All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order or in accordance with the Trustee's usual practice; provided, however, that the Trustee shall not be required to destroy canceled Securities.

         Section 3.11      Computation of Interest.
                           ------------------------

         Interest on the Securities shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

         Section 3.12      Private Placement Legend.
                           -------------------------

         (a) All Series A Securities originally issued hereunder shall bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Security Registrar shall deliver only Securities that bear the Private Placement Legend unless, and the Trustee is hereby authorized to deliver Securities without the Private Placement

Legend if, (i) there is delivered to the Trustee an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Security Registrar shall deliver Securities that do not bear the Private Placement Legend.

         (b) By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

         Section 4.1       Satisfaction and Discharge of Indenture.
                           ----------------------------------------

         This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities, as expressly provided for in this Indenture) as to all Outstanding Securities, and the Trustee, at the expense of the Company, shall, upon payment of all amounts due the Trustee under Section 6.6 hereof, execute proper instruments acknowledging satisfaction and discharge of this Indenture when

         (a)      either

                  (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section
         3.7 hereof and (ii) Securities for whose payment money or United States governmental obligations of the type described in clause (i) of the definition of Cash Equivalents have theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3 hereof) have been delivered to the Trustee for cancellation, or

                  (2) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i) have become due and payable, or

                           (ii) will become due and payable at their Stated Maturity within one year, or

                           (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (2)(i), (2)(ii) or (2)(iii) above, has irrevocably deposited or caused to be deposited with the Trustee funds in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be, together with instructions from the Company irrevocably directing the Trustee to apply such funds to the payment thereof at maturity or redemption, as the case may be;

                  (b) the Company has paid all other sums then due and payable hereunder by the Company; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent herein relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.6 hereof and, if money shall have been deposited with the Trustee pursuant to this Section, the obligations of the Trustee under Section 4.2 hereof and the last paragraph of
Section 10.3 hereof shall survive.

         Section 4.2       Application of Trust Money.
                           ---------------------------

         Subject to the provisions of the last paragraph of Section 10.3 hereof, all money deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                                    REMEDIES

         Section 5.1       Events of Default.
                           ------------------

         "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) default in the payment of the principal of or premium, if any, on any of the Securities when the same becomes due and payable, whether such payment is due at Stated Maturity, upon redemption, upon repurchase pursuant to a Change of Control Offer or a Net Proceeds Offer, upon acceleration or otherwise; or

         (b) default in the payment of any installment of interest on any of the Securities, when it becomes due and payable, and the continuance of such default for a period of 30 days; or

         (c) default in the performance or breach of the provisions of Article VIII hereof, the failure to make or consummate a Change of Control Offer in accordance with the provisions of Section 10.16 or the failure to make or consummate a Net Proceeds Offer in accordance with the provisions of Section 10.17; or

         (d) the Company or any Subsidiary Guarantor shall fail to perform or observe any other term, covenant or agreement contained in the Securities, any Subsidiary Guarantee or this Indenture (other than a default specified in subparagraph (a), (b) or (c) above) for a period of 45 days after written notice of such failure stating that it is a "notice of default" hereunder and requiring the Company or such Subsidiary Guarantor, as the case may be, to remedy the same shall have been given (x) to the Company by the Trustee or (y) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding; or

         (e) the occurrence and continuation beyond any applicable grace period of any default in the payment of the principal of, premium, if any, or interest on any Indebtedness of the Company (other than the Securities) or any Subsidiary Guarantor or any other Restricted Subsidiary for money borrowed when due, or any other default resulting in acceleration of any Indebtedness of the Company or any Subsidiary Guarantor or any other Restricted Subsidiary for money borrowed, provided that the aggregate principal amount of such Indebtedness shall exceed $5,000,000; or

         (f) any Subsidiary Guarantee of any Subsidiary Guarantor that is a Significant Subsidiary shall for any reason cease to be, or be asserted by the Company or any such Subsidiary Guarantor, as applicable, not to be, in full force and effect (except pursuant to the release of any such Subsidiary Guarantee in accordance with this Indenture); or

         (g) final judgments or orders rendered against the Company or any Subsidiary Guarantor or any other Restricted Subsidiary that are unsatisfied and that require the payment in money, either individually or in an aggregate amount, that is more than $5,000,000 over the coverage under applicable insurance policies and either (A) commencement by any creditor of an enforcement proceeding upon such judgment (other than a judgment that is stayed by reason of pending appeal or otherwise) or (B) the occurrence of a 60-day period during which a stay of such judgment or order, by reason of pending appeal or otherwise, was not in effect; or

         (h) the entry of a decree or order by a court having jurisdiction in the premises (A) for relief in respect of the Company or of a Significant Subsidiary (other than an Unrestricted Subsidiary) in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) adjudging the Company or any such Significant Subsidiary bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of the Company or any Significant Subsidiary (other than an Unrestricted Subsidiary) under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing under any such law a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any such Significant Subsidiary or of a substantial part of its consolidated assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

         (i) the commencement by the Company or any Significant Subsidiary (other than an Unrestricted Subsidiary) of a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company or any Significant Subsidiary (other than an Unrestricted Subsidiary) to the entry of a decree or order for relief in respect thereof in an involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company or any such Significant Subsidiary of a petition or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it under any such law to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or any such Significant Subsidiary or of any substantial part of its consolidated assets, or the making by it of an assignment for the benefit of creditors under any such law, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company or any such Significant Subsidiary in furtherance of any such action.

         Section 5.2       Acceleration of Maturity; Rescission and Annulment.
                           ---------------------------------------------------

         If an Event of Default (other than an Event of Default specified in Section 5.1(h) or (i) hereof) occurs and is continuing, the Trustee, by written notice to the Company, or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding, by written notice to the Trustee and the Company may, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall, by a notice in writing to the Company, declare all unpaid principal of, premium, if any, and accrued and unpaid interest on all the Securities to be due and payable immediately, upon which declaration all amounts payable in respect of the Securities shall be immediately due and payable. If an Event of Default specified in Section 5.1(h) or (i) hereof occurs and is continuing, the amounts described above shall become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any Holder.

         At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Securities Outstanding, by written notice to the Company, the Subsidiary Guarantors and the Trustee, may rescind and annul such declaration and its consequences if

         (a) the Company or any Subsidiary Guarantor has paid or deposited with the Trustee a sum sufficient to pay,

                  (1) all overdue interest on all Outstanding Securities,

                  (2) all unpaid principal of (and premium, if any, on) any Outstanding Securities which have become due otherwise than by such declaration of acceleration, including any Securities required to have been purchased on a Change of Control Date or a Net Proceeds Payment Date pursuant to a Change of Control Offer or a Net Proceeds Offer, as applicable, and interest on such unpaid principal at the rate borne by the Securities,

                  (3) to the degree that payment of such interest is permitted by applicable law now or at any time hereafter in force, interest on overdue interest and overdue principal at the rate borne by the Securities (without duplication of any amount paid or deposited pursuant to clauses (1) and (2) above), and

                  (4) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

         (b) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction as certified to the Trustee by the Company; and

         (c) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13 hereof.

         No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Notwithstanding the foregoing, if an Event of Default specified in
Section 5.1(e) hereof shall have occurred and be continuing, such Event of Default and any consequential acceleration of the Securities shall be automatically rescinded if the Indebtedness that is the subject of such Event of Default has been repaid, or if the default relating to such Indebtedness is waived or cured and if such Indebtedness has been accelerated, then the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness (provided, in each case, that such repayment, waiver, cure or rescission is effected within a period of 10 days from the continuation of such default beyond the applicable grace period or the occurrence of such acceleration), and written notice of such repayment, or cure or waiver and rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders or other evidence satisfactory to the Trustee of such events is provided to the Trustee, within 30 days after any such acceleration in respect of the Securities, and so long as such rescission of any such acceleration of the Securities does not conflict with any judgment or decree as certified to the Trustee by the Company.

         Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.
                        -------------------------------------------------------

         The Company covenants that if

         (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or with respect to any Security required to have been purchased by the Company on the Change of Control Purchase Date or the Net Proceeds Payment Date pursuant to a Change of Control Offer or Net Proceeds Offer, as applicable, then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be permitted by applicable law now or at any time hereafter in force, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the money adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate suits, actions and judicial proceedings in law or equity as the Trustee shall deem most effectual for collection of all sums due in connection with the Securities and to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy as the Trustee shall deem most effectual to protect any of its rights or the rights of the Holders.

         To the fullest extent allowed under applicable law, if for the purpose of obtaining judgment against the Company in any court it is necessary to convert the sum due in respect of the principal of, or premium, if any, or interest on, the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day next preceding that on which final judgment is given. Neither the Company nor the Trustee shall be liable for any shortfall nor shall it benefit from any windfall in payments to Holders of Securities under this Section caused by a change in exchange rates between the time the amount of a judgment against the Company is calculated as above and the time the Trustee converts the Judgment Currency into the Required Currency to make payments under this Section to Holders of Securities, but payment of such judgment shall discharge all amounts owed by the Company on the claim or claims underlying such judgment.

         Section 5.4       Trustee May File Proofs of Claim.
                           ---------------------------------

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company, any Subsidiary Guarantor or any other obligor upon the Securities, their creditors or the Property of the Company, any Subsidiary Guarantor or of such other obligor, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company, the Subsidiary Guarantors or such other obligor for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents and take any other actions including participation as a full member of any creditor or other committee as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any money or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.6 hereof regardless of whether such amounts have been allowed as a claim in any such judicial proceeding.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the Subsidiary Guarantees or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 5.5    Trustee May Enforce Claims Without Possession of
                        Securities.
                        -------------------------------------------------------

         All rights of action and claims under this Indenture or the Securities or the Subsidiary Guarantees may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 5.6       Application of Money Collected.
                           -------------------------------

         Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: to the payment of all amounts due the Trustee under
         Section 6.6 hereof;

                  SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any, on) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

                  THIRD: the balance, if any, to the Company.

         Section 5.7       Limitation on Suits.
                           --------------------

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in aggregate principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

         Section 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.
                           ----------------------------------------------------

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article XII hereof) and in such Security of the principal of (and premium if any, on) and (subject to Section 3.8 hereof) interest on, such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 5.9       Restoration of Rights and Remedies.
                           -----------------------------------

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Subsidiary Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereunder and all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 5.10      Rights and Remedies Cumulative.
                           -------------------------------

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of
Section 3.7 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 5.11      Delay or Omission Not Waiver.
                           -----------------------------

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 5.12      Control by Holders.
                           -------------------

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

         (a) such direction shall not be in conflict with any rule of law or with this Indenture,

         (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

         (c) the Trustee need not take any action which might involve it in personal liability or be unduly prejudicial to the Holders not joining therein.

         Section 5.13      Waiver of Past Defaults.
                           ------------------------

         The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any existing Default or Event of Default hereunder and its consequences, except a Default or Event of Default

         (a) in respect of the payment of the principal of (or premium, if any, on) or interest on any Security, or

         (b) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of the Holder of each Outstanding Security affected thereby.

         Upon any such waiver, such Default or Event of Default shall cease to exist for every purpose under this Indenture, but no such waiver shall extend to any subsequent or other fault or Event of Default or impair any right consequent thereon.

         Section 5.14      Waiver of Stay, Extension or Usury Laws.
                           ----------------------------------------

         Each of the Company and the Subsidiary Guarantors covenants (to the extent that each may lawfully do so) that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension, or usury law or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company or any Subsidiary Guarantor from paying all or any portion of the principal of (premium, if any, on) or interest on the Securities as contemplated herein, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) each of the Company and the Subsidiary Guarantors hereby expressly waives all benefit or advantage of any such law, and covenant that they will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

         Section 6.1       Duties of Trustee.
                           ------------------

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b) Except during the continuance of an Event of Default:

         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, and shall be fully protected in so relying, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided, however, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

         (i) this paragraph shall not limit the effect of Section 6.1(b);

         (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

         (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.12.

         Section 6.2       Certain Rights of Trustee.
                           --------------------------

         Subject to the provisions of Section 6.1 hereof:

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may reasonably see fit;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it in good faith to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

         (i) the Trustee shall not be deemed to have notice or knowledge of any matter unless a Responsible Officer has actual knowledge thereof or unless written notice thereof is received by the Trustee at its Corporate Trust Office and such notice references the Securities generally, the Company or this Indenture.

         The Trustee shall not be required to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         Section 6.3 Trustee Not Responsible for Recitals or Issuance of Securities.
                           ---------------------------------------------------

         The recitals contained herein and in the Securities and the notations of Subsidiary Guarantees thereon, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Subsidiary Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Subsidiary Guarantees or the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

         Section 6.4       May Hold Securities.
                           --------------------

         The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, the Subsidiary Guarantors or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311 in the case of the Trustee, may otherwise deal with the Company and the Subsidiary Guarantors with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent.

         Section 6.5       Money Held in Trust.
                           --------------------

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or any Subsidiary Guarantor.

         Section 6.6       Compensation and Reimbursement.
                           -------------------------------

         The Company agrees:

         (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's wilful misconduct, negligence or bad faith; and

         (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without wilful misconduct, negligence or bad faith on its part, (i) arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder or (ii) in connection with enforcing this indemnification provision.

         The obligations of the Company under this Section 6.6 to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding. As security for the performance of such obligations of the Company, the Trustee shall have a claim and lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for payment of principal of (and premium, if any, on) or interest on particular Securities. Such lien shall survive the satisfaction and discharge of this Indenture or any other termination under any Insolvency or Liquidation Proceeding.

         When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in paragraph (h) or (i) of Section
5.1 of this Indenture, such expenses and the compensation for such services are intended to constitute expenses of administration under any Insolvency or Liquidation Proceeding.

         Section 6.7       Corporate Trustee Required; Eligibility.
                           ----------------------------------------

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 6.7, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. No obligor under the Securities or person directly or indirectly controlling, controlled by, or under common control with, such obligor shall serve as Trustee hereunder.

         Section 6.8       Conflicting Interests.
                           ----------------------

         The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

         Section 6.9       Resignation and Removal; Appointment of Successor.
                           --------------------------------------------------

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10 hereof.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 hereof shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

         (d) If at any time:

                  (1) the Trustee shall fail to comply with the provisions of TIA Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 6.7 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. The evidence of such successorship may, but need not be, evidenced by a supplemental indenture.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 14.5 hereof. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 6.10      Acceptance of Appointment by Successor.
                           ---------------------------------------

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of all amounts due it under Section 6.6 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all money and other Property held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Section 6.11      Merger, Conversion, Consolidation or Succession to
                           Business.
                           --------------------------------------------------

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities; and in case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of like tenor or in this Indenture provided; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         Section 6.12      Preferential Collection of Claims Against Company.
                           --------------------------------------------------

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

         Section 6.13      Notice of Defaults.
                           -------------------

         Within 60 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders.

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

         Section 7.1 Holders' Lists; Holder Communications; Disclosures Respecting Holders.
                           --------------------------------------------------

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Holders. Neither the Company, any Subsidiary Guarantor nor the Trustee shall be under any responsibility with regard to the accuracy of such list. If the Trustee is not the Security Registrar, the Company shall furnish to the Trustee semi-annually before each Regular Record Date, and at such other times as the Trustee may reasonably request in writing, a list, in such form as the Trustee may reasonably request, as of such date of the names and addresses of the Holders then known to the Company. The Company and the Trustee shall also satisfy any other requirements imposed upon each of them by TIA Section 312(a).

         Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities. Every Holder of Securities, by receiving and holding the same, agrees with the Company, the Subsidiary Guarantors, the Security Registrar and the Trustee that none of the Company, the Subsidiary Guarantors, the Security Registrar or the Trustee, or any agent of any of them, shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, that each of such Persons shall have the protection of TIA Section 312(c) and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

         Section 7.2       Reports By Trustee.
                           -------------------

         Within 60 days after February 15 of each year commencing with February 15, 1999, the Trustee shall transmit by mail to the Holders, as their names and addresses appear in the Security Register, a brief report dated as of such February 15 in accordance with and to the extent required under TIA Section 313(a). The Trustee shall also comply with TIA Sections 313(b) and 313(c).

         The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or automatic quotation system.

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         Commencing at the time this Indenture is qualified under the Trust
Indenture Act, a copy of each Trustee's report, at the time of its mailing to Holders of Securities, shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Securities are listed.

         Section 7.3       Reports by Company.
                           -------------------

         The Company shall:

         (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then the Company shall file with the Trustee such information, documents or reports as required pursuant to Section 10.9 hereof;

         (b) for so long as any of the Securities remain outstanding the Company will make available to any prospective purchaser of the Securities or beneficial owner of the Securities in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, until such time as the Company has either consummated the Exchange Offer for the Transfer Restricted Securities for securities identical in all material respects which have been registered under the Securities Act or until such time as the holders thereof have disposed of such Transfer Restricted Securities pursuant to an effective registration statement filed by the Company;

         (c) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

         (d) transmit by mail to all Holders, in the manner and to the extent provided in TIA Section 313(c), such summaries of any information, documents and reports (without exhibits except to the extent required by TIA Section 313(c)) required to be filed by the Company pursuant to paragraph (a) or (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

         (e) for so long as PT. Grant Geophysical Indonesia is a Subsidiary Guarantor the Company will, or will cause PT. Grant Geophysical Indonesia to, file with the Department of Finance, the Team for the Coordination of the management of the Offshore Commercial Borrowing (the "PKLN Team") and Bank Indonesia all initial, periodical and other reports as may be required with respect to the Guarantee of such Subsidiary Guarantor.



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                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         Section 8.1       Company May Consolidate, etc., Only on Certain Terms.
                           -----------------------------------------------------

         The Company shall not, in any single transaction or a series of related transactions, merge or consolidate with or into any other Person, or sell, assign, convey, transfer, lease or otherwise dispose of all or substantially all the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any Person or group of Affiliated Persons, and the Company shall not permit any of its Restricted Subsidiaries to enter into any such transaction or series of transactions if such transaction or series of transactions, in the aggregate, would result in the sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any other Person or group of Affiliated Persons, unless at the time and after giving effect thereto:

         (a) either (i) if the transaction is a merger or consolidation, the Company shall be the surviving Person of such merger or consolidation, or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the Properties of the Company or its Restricted Subsidiaries, as the case may be, are sold, assigned, conveyed, transferred, leased or otherwise disposed of (any such surviving Person or transferee Person being called the "Surviving Entity") shall be a corporation organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall, in either case, expressly assume by a supplemental indenture to this Indenture executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and this Indenture, and, in each case, this Indenture shall remain in full force and effect;

         (b) immediately before and immediately after giving effect to such transaction or series of transactions on a pro forma basis (and treating any Indebtedness not previously an obligation of the Company or any of its Restricted Subsidiaries which becomes the obligation of the Company or any of its Restricted Subsidiaries in connection with or as a result of such transaction or transactions as having been incurred at the time of such transaction or transactions), no Default or Event of Default shall have occurred and be continuing;

         (c) except in the case of the consolidation or merger of any Restricted Subsidiary with or into the Company, immediately after giving effect to such transaction or transactions on a pro forma basis, the Consolidated Net Worth of the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) is at least equal to the Consolidated Net Worth of the Company immediately before such transaction or transactions;

         (d) except in the case of the consolidation or merger of the Company with or into a Restricted Subsidiary or any Restricted Subsidiary with or into the Company or another Restricted Subsidiary, immediately before and immediately after giving effect to such transaction or transactions on a pro forma basis (assuming that the transaction or transactions occurred on the first day of the period of four full fiscal quarters ending immediately prior to the consummation of such transaction or transactions, with the appropriate adjustments with respect to the transaction or transactions being included in such pro forma calculation), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) could incur $1.00 of additional Indebtedness (excluding Permitted Indebtedness) under Section 10.12(a) hereof;

         (e) if the Company is not the continuing obligor under this Indenture, then each Subsidiary Guarantor then in existence, unless it is the Surviving Entity, shall have by supplemental indenture confirmed that its Subsidiary Guarantee of the Securities shall apply to the Surviving Entity's obligations under this Indenture and the Securities; and

         (f) the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture) shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, (i) an Officers' Certificate stating that such consolidation, merger, conveyance, transfer, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the requirements under this Indenture and (ii) an Opinion of Counsel stating that the requirements of Section 8.1(a) have been satisfied.

         Section 8.2       Successor Substituted.
                           ----------------------

         Upon any consolidation of the Company with or merger of the Company into any other corporation or any sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis in accordance with Section 8.1 hereof, in which the Company is not the continuing corporation, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Surviving Entity had been named as the Company herein, and in the event of any such sale, assignment, lease, conveyance, transfer or other disposition, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section
8.1 hereof) shall be discharged of all obligations and covenants under this Indenture and the Securities, and the Company may be dissolved and liquidated and such dissolution and liquidation shall not cause a Change of Control under clause (e) of the definition thereof to occur unless the sale, assignment, lease, conveyance, transfer or other disposition of all or substantially all of the Properties of the Company and its Restricted Subsidiaries on a consolidated basis to any Person otherwise results in a Change of Control.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         Section 9.1       Supplemental Indentures Without Consent of Holders.
                           ---------------------------------------------------

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee upon

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Company Request, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company contained herein and in the Securities; or

         (b) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company; or

         (c) to comply with any requirement of the SEC in connection with qualifying this Indenture under the TIA or maintaining such qualification thereafter; or

         (d) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Sections 6.9 and 6.10 hereof; or

         (e) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture provided that such action shall not materially adversely affect the rights of any Holder; or

         (f) to secure the Securities or the Subsidiary Guarantees pursuant to the requirements of Section 10.15 hereof or otherwise; or

         (g) to add any Restricted Subsidiary as an additional Subsidiary Guarantor as provided in Section 10.13(a) hereof or to evidence the succession of another Person to any Subsidiary Guarantor pursuant to Section 13.2(b) hereof and the assumption by any such successor of the covenants and agreements of such Subsidiary Guarantor contained herein, in the Securities and in the Subsidiary Guarantee of such Subsidiary Guarantor; or

         (h) to release a Subsidiary Guarantor from its Subsidiary Guarantee pursuant to Section 13.3 hereof; or

         (i) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

         (j) to provide for a global note representing Securities offered and sold in compliance with Regulation S under the Securities Act in addition to or in place of certificated Securities.

         Section 9.2       Supplemental Indentures with Consent of Holders.
                           ------------------------------------------------

         With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, each of the Subsidiary Guarantors, when authorized by a Board Resolution, and the Trustee upon Company Request may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium thereon, or change the coin or currency in which principal of any Security or any premium or the interest on any Security is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

         (b) reduce the percentage of aggregate principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder or the consequences of a default provided for in this Indenture; or

         (c) modify any of the provisions of this Section or Sections 5.13 and
10.20 hereof, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

         (d) change the ranking of the Securities or the Subsidiary Guarantees in a manner adverse to the Holders or expressly subordinate in right of payment the Securities or the Subsidiary Guarantees to any other Indebtedness; or

         (e) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control, or to make and consummate a Net Proceeds Offer with respect to any Asset Sale, or modify any of the provisions or definitions with respect thereto.

         It shall not be necessary for any Act of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 9.3       Execution of Supplemental Indentures.
                           -------------------------------------

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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         Section 9.4       Effect of Supplemental Indentures.
                           ----------------------------------

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.5       Conformity with Trust Indenture Act.
                           ------------------------------------

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

         Section 9.6       Reference in Securities to Supplemental Indentures.
                           ---------------------------------------------------

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company, with the notations of Subsidiary Guarantees thereon executed by the Subsidiary Guarantors, and authenticated and delivered by the Trustee in exchange for Outstanding Securities of like tenor.

         Section 9.7       Notice of Supplemental Indentures and Waivers.
                           ----------------------------------------------

         Promptly after (i) the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 9.2 hereof or (ii) a waiver under Section 5.13 or 10.20 hereof becomes effective, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 14.5 hereof, setting forth in general terms the substance of such supplemental indenture or waiver, as the case may be.

                                    ARTICLE X

                                    COVENANTS

         Section 10.1       Payment of Principal, Premium, if any, and Interest.
                            ---------------------------------------------------

         The Company covenants and agrees for the benefit of the Holders that it will duly and punctually pay the principal of (and premium, if any, on) and interest (including Additional Interest) on the Securities in accordance with the terms of the Securities and this Indenture. The Company shall notify the Trustee and any Paying Agent immediately upon the occurrence of any Registration Default and, with respect to Additional Interest payments pursuant to Section 5 of the Registration Rights Agreement, the Company shall notify the Trustee and any Paying Agent prior to any Interest Payment Date of the amount of Additional Interest payable to each Holder.

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         Section 10.2      Maintenance of Office or Agency.
                           --------------------------------

         The Company shall maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities, the Subsidiary Guarantees and this Indenture may be served. The Corporate Trust Office shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the aforementioned office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation. Further, if at any time there shall be no such office or agency in The City of New York where the Securities may be presented or surrendered for payment, the Company shall forthwith designate and maintain such an office or agency in The City of New York, in order that the Securities shall at all times be payable in The City of New York. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

         Section 10.3      Money for Security Payments to Be Held in Trust.
                           ------------------------------------------------

         If the Company shall at any time act as its own Paying Agent, it shall, on or before 11:00 a.m., Eastern time, on each due date of the principal of (and premium, if any, on) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sum shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will on or before 11:00 a.m., Eastern time, on each due date of the principal of (and premium, if any, on), or interest on, any Securities, deposit with a Paying Agent immediately available funds sufficient to pay the principal (and premium, if any) or interest so becoming due, such funds to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

         The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

         Subject to applicable escheat and abandoned property laws, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 10.4      Corporate Existence.
                           --------------------

         Except as expressly permitted by Article VIII hereof, Section 10.17 hereof or other provisions of this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; provided, however, that the Company shall not be required to preserve any such existence of its Restricted Subsidiaries, rights or franchises, if the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Restricted Subsidiaries, taken as a whole, and that the loss thereof is not disadvantageous in any material respect to the Holders.

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         Section 10.5      Payment of Taxes; Maintenance of Properties;
                           Insurance.
                           --------------------------------------------

         The Company shall or, as applicable, shall cause its Restricted Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon the Company or any Restricted Subsidiary or upon the income, profits or Property of the Company or any Restricted Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a Lien upon the Property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made in accordance with GAAP.

         The Company shall or, as applicable, shall cause its Restricted Subsidiaries to, cause all material Properties owned by the Company or any Restricted Subsidiary and used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted), all as in the judgment of the Company or such Restricted Subsidiary may be necessary so that its business may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company or any Restricted Subsidiary from discontinuing the maintenance of any of such Properties if such discontinuance is, in the judgment of the Company or such Restricted Subsidiary, as the case may be, desirable in the conduct of the business of the Company or such Restricted Subsidiary and not disadvantageous in any material respect to the Holders. Notwithstanding the foregoing, nothing contained in this Section 10.5 shall limit or impair in any way the right of the Company and its Restricted Subsidiaries to sell, divest and otherwise to engage in transactions that are otherwise permitted by this Indenture.

         The Company shall at all times keep all of its, and cause its Restricted Subsidiaries to keep their, Properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character and in a similar location is usually so insured by corporations similarly situated and owning like Properties.

         The Company or any Restricted Subsidiary may adopt such other plan or method of protection, in lieu of or supplemental to insurance with insurers, whether by the establishment of an insurance fund or reserve to be held and applied to make good losses from casualties, or otherwise, conforming to the systems of self-insurance maintained by corporations similarly situated and in a similar location and owning like Properties, as may be determined by the Board of Directors of the Company or such Restricted Subsidiary.

         Section 10.6      Limitation on Sale-Leaseback Transactions.
                           ------------------------------------------

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into, assume, guarantee or otherwise become liable with respect to any Sale/Leaseback Transaction unless (a) the Company or such Restricted Subsidiary, as the case may be, would be able to incur Indebtedness (not including the incurrence of Permitted Indebtedness) in an amount equal to the Attributable Indebtedness with respect to such Sale/Leaseback Transaction pursuant to Section 10.12(a) hereof, (b) the Company or such Restricted Subsidiary receives proceeds from such Sale/Leaseback Transaction at least equal to the fair market value of the Property subject thereto and (c) the Company applies an amount in cash equal to the Net Available Proceeds of the Sale/Leaseback Transaction in accordance with the provisions of Section 10.17 hereof as if such Sale/Leaseback Transaction were an Asset Sale.

         Section 10.7      Limitation on Conduct of Business.
                           ----------------------------------

         The Company shall not, and shall not permit any of its Restricted Subsidiaries to, engage in the conduct of any business other than the oil field services business and such other businesses as are reasonably necessary or desirable to facilitate the conduct and operation of such business.

         Section 10.8      Statement by Officers as to Default.
                           ------------------------------------

         (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company and within 45 days of the end of each of the first, second and third quarters of each fiscal year of the Company, an Officers' Certificate stating that a review of the activities of the Company and its Restricted Subsidiaries during the preceding fiscal quarter or fiscal year, as applicable, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of such Officer's knowledge the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and no Default or Event of Default has occurred and is continuing (or, if a Default or Event of Default shall have occurred to either such Officer's knowledge, describing all such Defaults or Events of Default of which such Officer may have knowledge and what action the Company is taking or proposes to take with respect thereto). Such Officers' Certificate shall comply with TIA Section 314(a)(4). For purposes of this
Section 10.8(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         (b) The Company shall, so long as any of the Securities is outstanding, deliver to the Trustee, upon any of its Officers becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company proposes to take with respect thereto, within 10 days of its occurrence.

         Section 10.9      Provision of Financial Information.
                           -----------------------------------

         The Company shall file on a timely basis with the SEC, to the extent such filings are accepted by the Commission and whether or not the Company has a class of securities registered under the Exchange Act, the annual reports, quarterly reports and other documents that the Company would be required to file if it were subject to Section 13 or 15 of the Exchange Act. The Company shall also file with the Trustee (with exhibits), and provide to each Holder of Securities (without exhibits), without cost to such Holder, copies of such reports and documents within 15 days after the date on which the Company files such reports and documents with the Commission or the date on which the Company would be required to file such reports and documents if the Company were so required and, if filing such reports and documents with the Commission is not accepted by the Commission or is prohibited under the Exchange Act, the Company shall supply at its cost copies of such reports and documents (including any exhibits thereto) to any Holder of Securities, securities analyst or prospective investor promptly upon written request given in accordance with Section 14.4 hereof.

         Section 10.10     Limitation on Restricted Payments.
                           ----------------------------------

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, take the following actions:

                  (i) declare or pay any dividend on, or make any other distribution to holders of, any shares of Capital Stock of the Company (other than dividends or distributions payable solely in shares of Qualified Capital Stock of the Company or in options, warrants or other rights to purchase Qualified Capital Stock of the Company);

                  (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock of the Company or any Affiliate thereof (other than any Restricted Subsidiary) or any options, warrants or other rights to acquire such Capital Stock;

                  (iii) make any principal payment on or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, scheduled sinking fund payment or maturity, any Subordinated Indebtedness, or

                  (iv) make any Restricted Investment;

(such payments or other actions described in clauses (i) through (iv) being collectively referred to as "Restricted Payments"), unless at the time of and after giving pro forma effect to the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, shall be the amount determined by the Board of Directors of the Company, whose determination shall be conclusive and evidenced by a Board Resolution), (A) no Default or Event of Default shall have occurred and be continuing, (B) the Company could incur $1.00 of additional Indebtedness (excluding Permitted Indebtedness) in accordance with
Section 10.12(a) hereof and (C) the aggregate amount of all Restricted Payments declared or made after the date of this Indenture shall not exceed the sum (without duplication) of the following:

         (1) 50% of the Consolidated Net Income of the Company accrued on a cumulative basis during the period beginning on January 1, 1998 and ending on the last day of the Company's last fiscal quarter ending prior to the date of such proposed Restricted Payment (or, if such Consolidated Net Income shall be a loss, minus 100% of such loss), plus

         (2) the aggregate Net Cash Proceeds and the fair market value of Capital Stock received after the date of this Indenture by the Company from the issuance or sale (other than to any of its Restricted Subsidiaries) of shares of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such shares of Qualified Capital Stock of the Company; provided, however, that at the time of such issuance or sale of shares of Qualified Capital Stock of the Company or any options, warrants or rights to purchase such shares of Qualified Capital Stock of the Company, (i) the cumulative aggregate fair market value of

         Capital Stock received by the Company under this clause (C)(2) does not exceed $15,000,000 and (ii) such Qualified Capital Stock of the Company is publicly traded, and the Company is subject to, and in compliance with, the informational requirements of the Exchange Act and the rules and regulations thereunder; plus

         (3) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company (other than from any of its Restricted Subsidiaries) upon the exercise of any options, warrants or rights to purchase shares of Qualified Capital Stock of the Company, plus

         (4) the aggregate Net Cash Proceeds received after the date of this Indenture by the Company from the issuance or sale (other than to any of its Restricted Subsidiaries) of Indebtedness or shares of Disqualified Capital Stock that have been converted into or exchanged for Qualified Capital Stock of the Company, together with the aggregate cash received by the Company at the time of such conversion or exchange, plus

         (5) to the extent not otherwise included in Consolidated Net Income, the net reduction in Investments in Unrestricted Subsidiaries resulting from dividends, repayments of loans or advances, or other transfers of assets, in each case to the Company or a Restricted Subsidiary after the date of this Indenture from any Unrestricted Subsidiary or from the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary (valued in each case as provided in the definition of Investment), not to exceed in the case of any Unrestricted Subsidiary the total amount of Investments (other than Permitted Investments) in such Unrestricted Subsidiary made by the Company and its Restricted Subsidiaries in such Unrestricted Subsidiary after the date of this Indenture, plus

         (6) $5,000,000.

         (b) Notwithstanding paragraph (a) above, the Company and its Restricted Subsidiaries may take the following actions so long as (in the case of clauses
(ii) and (iii) below) no Default or Event of Default shall have occurred and be continuing:

                  (i) the payment of any dividend on any Capital Stock of the Company or any Restricted Subsidiary within 60 days after the date of declaration thereof, if at such declaration date such declaration complied with the provisions of paragraph (a) above (and such payment shall be deemed to have been paid on such date of declaration for purposes of any calculation required by the provisions of paragraph (a) above);

                  (ii) the repurchase, redemption or other acquisition or retirement of any shares of any class of Capital Stock of the Company or any Restricted Subsidiary, in exchange for, or out of the aggregate Net Cash Proceeds of, a substantially concurrent issue and sale (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock of the Company;

                  (iii) the repurchase, redemption, repayment, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness in exchange for, or out of the aggregate Net Cash Proceeds from, a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock of the Company; and

                  (iv) the purchase or redemption of any Subordinated Indebtedness following a Change of Control and a corresponding Rating Decline pursuant to provisions of such Subordinated Indebtedness substantially similar to those described under Section 10.16 after the Company shall have complied with the provisions of Section 10.16, including payment of the applicable Change of Control Purchase Price.

The actions described in clauses (i), (ii), (iii) and (iv) of this paragraph (b) shall be Restricted Payments that shall be permitted to be made in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (C) of paragraph (a), provided that any dividend paid pursuant to clause (i) of this paragraph (b) shall reduce the amount that would otherwise be available under clause (C) of paragraph (a) when declared, but not also when subsequently paid pursuant to such clause (i).

         (c) Notwithstanding anything to the contrary contained in this Indenture, the Company may repay the Subordinated Note (as defined in the Offering Circular), the Acquisition Financing (as defined in the Offering Circular) and the debt owed (including capital leases) by the Company with the net proceeds of the Offering as described under "Use of Proceeds" in the Offering Circular and redeem the Westgate Preferred Stock. The actions described in this paragraph (c) shall be Restricted Payments that shall be permitted to be made in accordance with this paragraph (c) but shall not reduce the amount that would otherwise be available for Restricted Payments under clause (C) of paragraph (a).

         (d) In computing Consolidated Net Income under paragraph (a) above, (1) the Company shall use audited financial statements for the portions of the relevant period for which audited financial statements are available on the date of determination and unaudited financial statements and other current financial data based on the books and records of the Company for the remaining portion of such period and (2) the Company shall be permitted to rely in good faith on the financial statements and other financial data derived from the books and records of the Company that are available on the date of determination. If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment would in the good faith determination of the Company be permitted under the requirements of this Indenture, such Restricted Payment shall be deemed to have been made in compliance with this Indenture notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Consolidated Net Income of the Company for any period.

         Section 10.11     Limitation on Guarantees by Subsidiary Guarantors.
                           --------------------------------------------------

         The Company shall not permit any Subsidiary Guarantor to guarantee the payment of any Subordinated Indebtedness of the Company unless such guarantee shall be subordinated to such Subsidiary Guarantor's Subsidiary Guarantee at least to the same extent as such Subordinated Indebtedness is subordinated to the Securities; provided, however, that this Section 10.11 shall not be applicable to any guarantee of any Subsidiary Guarantor that (i) existed at the time such Person



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



became a Subsidiary of the Company and (ii) was not incurred in connection with, or in contemplation of, such Person's becoming a Subsidiary of the Company.

         Section 10.12     Limitation on Indebtedness and Disqualified Capital
                           Stock.
                           ---------------------------------------------------

         (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, create, incur, assume, guarantee or in any manner become directly or indirectly liable for the payment of (collectively, "incur") any Indebtedness (including any Acquired Indebtedness but excluding any Permitted Indebtedness), or any Disqualified Common Stock; provided that, the Company and any Subsidiary Guarantor may incur Indebtedness (including any Acquired Indebtedness) or Disqualified Capital Stock, in each case, if, on a pro forma basis after giving effect to such incurrence and the application of the proceeds therefrom, the Consolidated EBITDA Coverage Ratio for the four full fiscal quarters immediately preceding such event, taken as one period, would have been equal to or greater than 2.0 to 1.0.

         (b) Neither the Company nor any Subsidiary Guarantor shall incur any Indebtedness that is expressly subordinated to any other Indebtedness of the Company or such Subsidiary Guarantor, as the case may be, unless such Indebtedness, by its terms or the terms of any agreement or instrument pursuant to which such Indebtedness is issued or outstanding, is also expressly made subordinate to the Securities or the Subsidiary Guarantee of such Subsidiary Guarantor, as the case may be, at least to the extent it is subordinated to such other Indebtedness.

         (c) The amount of any guarantee by the Company or any Restricted Subsidiary of any Indebtedness of the Company or one or more Restricted Subsidiaries shall not be deemed to be outstanding or incurred for purposes of this Section 10.12 hereof in addition to the amount of Indebtedness which it guarantees.

         (d) For purposes of this Section 10.12, Indebtedness of any Person that becomes a Restricted Subsidiary by merger, consolidation or other acquisition shall be deemed to have been incurred by the Company and the Restricted Subsidiary at the time such Person becomes a Restricted Subsidiary.

         Section 10.13     Additional Subsidiary Guarantors.
                           ---------------------------------

         (a) The Company shall cause each Subsidiary (other than an Exempt Foreign Subsidiary) that becomes a Restricted Subsidiary after the date of this Indenture and (i) has assets, businesses, divisions, real property or equipment with a fair market value in excess of $1,500,000 or (ii) incurs any Indebtedness (other than to the Company) to execute and deliver a supplemental indenture to this Indenture agreeing to be bound by its terms applicable to a Subsidiary Guarantor and providing for a Subsidiary Guarantee of the Securities by such Restricted Subsidiary.

         (b) At its option, by delivery of a Company Request to the Trustee, the Company may designate an Exempt Foreign Subsidiary as a Subsidiary Guarantor.

         (c) Notwithstanding the foregoing and the other provisions of this Indenture, any Subsidiary Guarantee incurred by a Restricted Subsidiary pursuant to this Section 10.13 shall provide by its terms that it shall be automatically and unconditionally released and discharged upon the terms and conditions set forth in Section 13.3 hereof.

         Section 10.14     Limitation on Issuances and Sales of Capital Stock
                           --------------------------------------------------
                           by Restricted Subsidiaries.
                           ---------------------------

         The Company (a) shall not permit any Restricted Subsidiary to issue or sell any Capital Stock to any Person other than to the Company or a Wholly Owned Restricted Subsidiary and (b) shall not permit any Person other than the Company or a Wholly Owned Restricted Subsidiary to own any Capital Stock of any Restricted Subsidiary, in each case except with respect to a Wholly Owned Restricted Subsidiary as described in the definition of "Wholly Owned Restricted Subsidiary."

         Section 10.15     Limitation on Liens.
                           --------------------

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, affirm or suffer to exist or become effective any Lien of any kind, except for Permitted Liens, upon any of their respective Properties, whether now owned or acquired after the date of this Indenture, or any income, profits or proceeds therefrom, to secure (a) any Indebtedness of the Company or such Restricted Subsidiary (if it is not also a Subsidiary Guarantor), unless prior to, or contemporaneously therewith, the Securities are equally and ratably secured, or (b) any Indebtedness of any Subsidiary Guarantor, unless prior to, or contemporaneously therewith, the Subsidiary Guarantees are equally and ratably secured; provided, however, that if such Indebtedness is expressly subordinated to the Securities or the Subsidiary Guarantees, the Lien securing such Indebtedness shall be subordinated and junior to the Lien securing the Securities or the Subsidiary Guarantees, as the case may be, with the same relative priority as such Indebtedness has with respect to the Securities or the Subsidiary Guarantees. The foregoing covenant shall not apply to any Lien securing Acquired Indebtedness, provided that any such Lien extends only to the Properties that were subject to such Lien prior to the related acquisition by the Company or such Restricted Subsidiary and was not created, incurred or assumed in contemplation of such transaction.

         Section 10.16     Purchase of Securities Upon Change of Control.
                           ----------------------------------------------

         (a) Upon the occurrence of a Change of Control and a corresponding Rating Decline, the Company shall be obligated to make an offer to purchase (a "Change of Control Offer") all of the then Outstanding Securities, and will purchase, on a Business Day (the "Change of Control Purchase Date") not more than 60 nor less than 30 days following the date of the Change of Control Offer, all of the then Outstanding Securities validly tendered pursuant to such Change of Control Offer and not withdrawn, at a purchase price (the "Change of Control Purchase Price") equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest, if any, to the Change of Control Purchase Date (as defined below), in accordance with the procedures set forth in paragraphs (b),
(c) and (d) of this Section. The Company shall, subject to the provisions described below, be required to purchase all Securities validly tendered into the Change of Control Offer and not withdrawn. The Company will not be required to make a Change of Control Offer upon a Change of Control and a corresponding Rating Decline if another Person makes the Change of Control Offer at the same purchase price, at the same time and otherwise in substantial compliance with



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



the requirements applicable to a Change of Control Offer to be made by the Company and purchases all Securities validly tendered and not withdrawn under such Change of Control Offer.

         (b) The Change of Control Offer is required to be made within 30 Business Days following the date of a Change of Control and a corresponding Rating Decline and remain open for at least 20 Business Days and until the close of business on the fifth Business Day prior to the Change of Control Purchase Date (as defined below).

         (c) In order to effect such Change of Control Offer, the Company will, not later than the 30th Business Day after the occurrence of a Rating Decline following a Change of Control (or, in the event the Rating Decline occurs before the corresponding Change of Control, not later than the 30th Business Day following the occurrence of the Change of Control), the Company shall give to the Trustee in the manner provided in Section 14.4 and each Holder of the Securities in the manner provided in Section 14.5, a notice (the "Change of Control Notice") governing the terms of the Change of Control Offer and stating:

                  (1) that a Change in Control and a corresponding Rating Decline have occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities, or portion thereof, at the Change of Control Purchase Price;

                  (2) any information regarding such Change of Control and corresponding Rating Decline required to be furnished pursuant to Rule 13e-1 under the Exchange Act and any other securities laws and regulations thereunder;

                  (3) a purchase date (the "Change of Control Purchase Date") which shall be on a Business Day and no earlier than 30 days nor later than 60 days following the date of the Change of Control Offer;

                  (4) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest;

                  (5) that unless the Company defaults in depositing money with the Paying Agent in accordance with the last paragraph of clause (d) of this Section 10.16, or payment is otherwise prevented, any Security, or portion thereof, accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

                  (6) the instructions a Holder must follow in order to have his Securities repurchased in accordance with paragraph (d) of this Section.

         (d) Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Change of Control Notice at least five Business Days prior to the Change of Control Purchase Date. Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days prior to the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the certificate number(s) (in the case of Physical Securities) and principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         On the Change of Control Purchase Date, the Company shall (i) accept for payment Securities or portions thereof validly tendered pursuant to a Change of Control Offer, (ii) irrevocably deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered, and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted. The Paying Agent shall promptly mail or deliver to Holders of the Securities so tendered payment in an amount equal to the purchase price for the Securities, and the Company shall execute and the Trustee shall authenticate and mail or make available for delivery to such Holders a new Security having the notation of Subsidiary Guarantees thereon executed by the Subsidiary Guarantors and equal in principal amount to any unpurchased portion of the Security which any such Holder did not surrender for purchase. The Company shall announce the results of a Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date. For purposes of this
Section 10.16, the Trustee will act as the Paying Agent.

         (e) The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that a Change of Control and a corresponding Rating Decline occur and the Company is required to purchase Securities as described in this Section 10.16.

         Section 10.17              Limitation on Asset Sales.
                                    --------------------------

         (a) The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Asset Sale unless (i) the Company or such Restricted Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the Properties sold or otherwise disposed of pursuant to the Asset Sale, (ii) at least 75% of the consideration received by the Company or the Restricted Subsidiary, as the case may be, in respect of such Asset Sale consists of cash or Cash Equivalents and
(iii) the Company delivers to the Trustee an Officers' Certificate certifying that such Asset Sale complies with clauses (i) and (ii) of this Section 10.17(a). The amount (without duplication) of any Indebtedness (other than Subordinated Indebtedness) of the Company or such Restricted Subsidiary that is expressly assumed by the transferee in such Asset Sale and with respect to which the Company or such Restricted Subsidiary, as the case may be, is unconditionally released by the holder of such Indebtedness, shall be deemed to be cash or Cash Equivalents for purposes of clause (ii) and shall also be deemed to constitute a repayment of, and a permanent reduction in, the amount of such Indebtedness for purposes of the following paragraph.

         (b) If the Company or any Restricted Subsidiary engages in an Asset Sale or incurs an Event of Loss, the Company or such Restricted Subsidiary may either, no later than 365 days after such Asset Sale or such Event of Loss, (i) apply all or any of the Net Available Proceeds therefrom to permanently repay Indebtedness (other than Subordinated Indebtedness) of the Company or any Restricted Subsidiary, or (ii) invest all or any part of the Net Available Proceeds thereof in Properties that replace the Properties that were the subject of such Asset Sale or such

Event of Loss, as the case may be, or in other Properties that will be used in the business of the Company and its Restricted Subsidiaries. Pending the final application of any such Net Available Proceeds, the Company or any Restricted Subsidiary may temporarily reduce outstanding revolving credit borrowings, including borrowings under the Credit Facility, or otherwise invest such Net Available Proceeds in a manner that is not prohibited by the Indenture. The amount of such Net Available Proceeds not applied or invested as provided in the first sentence of this paragraph shall constitute "Excess Proceeds."

         (c) When the aggregate amount of Excess Proceeds equals or exceeds $10,000,000 (the "Trigger Date"), the Company shall make an offer to purchase, from all Holders of the Securities and then outstanding Pari Passu Indebtedness required to be repurchased or repaid on a permanent basis in connection with an Asset Sale, an aggregate principal amount of Securities and any such Pari Passu Indebtedness equal to such Excess Proceeds as follows:

                  (1) Not later than the 30th day following the Trigger Date, the Company shall give to the Trustee in the manner provided in Section
         14.4 hereof and each Holder of the Securities in the manner provided in
         Section 14.5 hereof, a notice (a "Purchase Notice") offering to purchase (a "Net Proceeds Offer") from all Holders of the Securities the maximum principal amount (expressed as a multiple of $1,000) of Securities that may be purchased out of an amount (the "Payment Amount") equal to the product of such Excess Proceeds multiplied by a fraction, the numerator of which is the outstanding principal amount of the Securities and the denominator of which is the sum of the outstanding principal amount of the Securities and such Pari Passu Indebtedness, if any (subject to proration in the event such amount is less than the aggregate Offered Price (as defined in clause (2) below) of all Securities tendered), and to the extent required by any such Pari Passu Indebtedness and provided there is a permanent reduction in the principal amount of such Pari Passu Indebtedness, the Company shall make an offer to purchase such Pari Passu Indebtedness (a "Pari Passu Offer") in an amount (the "Pari Passu Indebtedness Amount") equal to the excess of the Excess Proceeds over the Payment Amount.

                  (2) The offer price for the Securities shall be payable in cash in an amount equal to 100% of the principal amount of the Securities tendered pursuant to a Net Proceeds Offer, plus accrued and unpaid interest, if any, to the date such Net Proceeds Offer is consummated (the "Offered Price"), in accordance with the procedures set forth in paragraph (d) of this Section. To the extent that the aggregate Offered Price of the Securities tendered pursuant to a Net Proceeds Offer is less than the Payment Amount relating thereto or the aggregate amount of the Pari Passu Indebtedness that is purchased or repaid pursuant to the Pari Passu Offer is less than the Pari Passu Indebtedness Amount (such shortfall constituting a "Net Proceeds Deficiency"), the Company may use such Net Proceeds Deficiency, or a portion thereof, for general corporate purposes, subject to the limitations of Section 10.10 hereof.

                  (3) If the aggregate Offered Price of Securities validly tendered and not withdrawn by Holders thereof exceeds the Payment Amount, Securities to be purchased will be selected on a pro rata basis by the Trustee based on the aggregate principal amount of Securities so tendered. Upon completion of a Net Proceeds Offer, the amount of Excess Proceeds shall be reset to zero.

                  (4) The Purchase Notice shall set forth a purchase date (the "Net Proceeds Payment Date"), which shall be on a Business Day no earlier than 30 days nor later than 60 days from the Trigger Date. The Purchase Notice shall also state (i) that a Trigger Date with respect to one or more Asset Sales has occurred and that such Holder has the right to require the Company to repurchase such Holder's Securities at the Offered Price, subject to the limitations described in the foregoing paragraph (3), (ii) any information regarding such Net Proceeds Offer required to be furnished pursuant to Rule 13e-1 under the Exchange Act and any other securities laws and regulations thereunder, (iii) that any Security, or portion thereof, not tendered or accepted for payment will continue to accrue interest, (iv) that, unless the Company defaults in depositing money with the Paying Agent in accordance with the last paragraph of clause (d) of this Section 10.17, or payment is otherwise prevented, any Security, or portion thereof, accepted for payment pursuant to the Net Proceeds Offer shall cease to accrue interest after the Net Proceeds Payment Date, and (v) the instructions a Holder must follow in order to have his Securities repurchased in accordance with paragraph (d) of this Section.

         (d) Holders electing to have Securities purchased will be required to surrender such Securities to the Paying Agent at the address specified in the Purchase Notice at least five Business Days prior to the Net Proceeds Payment Date. Holders will be entitled to withdraw their election if the Paying Agent receives, not later than three Business Days prior to the Net Proceeds Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the certificate number(s) (in the case of Physical Securities) and principal amount of the Securities delivered for purchase by the Holder as to which his election is to be withdrawn and a statement that such Holder is withdrawing his election to have such Securities purchased. Holders whose Securities are purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered.

         On the Net Proceeds Payment Date, the Company shall (i) accept for payment Securities or portions thereof validly tendered pursuant to a Net Proceeds Offer in an aggregate principal amount equal to the Payment Amount or such lesser amount of Securities as has been tendered, (ii) irrevocably deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so tendered in an aggregate principal amount equal to the Payment Amount or such lesser amount and (iii) deliver or cause to be delivered to the Trustee the Securities so accepted. The Paying Agent shall promptly mail or deliver to Holders of the Securities so accepted payment in an amount equal to the purchase price, and the Company shall execute and the Trustee shall authenticate and mail or make available for delivery to such Holders a new Security having the notation of Subsidiary Guarantees thereon executed by the Subsidiary Guarantors and equal in principal amount to any unpurchased portion of the Security which any such Holder did not surrender for purchase. Any Securities not so accepted will be promptly mailed or delivered to the Holder thereof. The Company shall announce the results of a Net Proceeds Offer on or as soon as practicable after the Net Proceeds Payment Date. For purposes of this Section 10.17, the Trustee will act as the Paying Agent.



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



         (e) The Company shall not permit any Restricted Subsidiary to enter into or suffer to exist any agreement that would place any restriction of any kind (other than pursuant to law or regulation) on the ability of the Company to make a Net Proceeds Offer following any Asset Sale. The Company shall comply with Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder, if applicable, in the event that an Asset Sale occurs and the Company is required to purchase Securities as described in this Section 10.17.

         Section 10.18       Limitation on Transactions with Affiliates.
                             -------------------------------------------
                                    ------------------------------------------

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of Property or the rendering of any services) with, or for the benefit of, any Affiliate of the Company (other than the Company or a Restricted Subsidiary), unless (i) such transaction or series of related transactions is on terms that are no less favorable to the Company or such Restricted Subsidiary, as the case may be, than would be available in a comparable arm's-length transaction with unrelated third parties, (ii) with respect to any one transaction or series of related transactions involving aggregate payments in excess of $1,000,000, the Company delivers an Officers' Certificate to the Trustee certifying that such transaction or series of related transactions complies with clause (i) above, (iii) with respect to a transaction or series of related transactions involving payments in excess of $2,500,000 but less than or equal to $7,500,000 in the aggregate, the Company delivers an Officers' Certificate to the Trustee certifying that (A) such transaction or series of related transactions complies with clause (i) above and (B) such transaction or series of related transactions has been approved by a majority of the Disinterested Directors of the Company, and (iv) with respect to any one transaction or series of related transactions involving aggregate payments in excess of $7,500,000 the Company delivers an Officers' Certificate to the Trustee certifying to the two matters referred to in clause (iii) above and that the Company has obtained a written opinion from an independent nationally recognized investment banking firm or appraisal firm specializing or having a speciality in the type and subject matter of the transaction or series of related transactions at issue, which opinion shall be to the effect set forth in clause (i) above or shall state that such transaction or series of related transactions is fair from a financial point of view to the Company or such Restricted Subsidiary; provided, however, that the foregoing restriction shall not apply to (v) loans or advances to officers, directors and employees of the Company or any Restricted Subsidiary made in the ordinary course of business and consistent with past practices of the Company and its Restricted Subsidiaries in an aggregate amount not to exceed $3,000,000 outstanding at any one time, (w) indemnities of officers, directors and employees of the Company or any Restricted Subsidiary permitted by bylaw or statutory provisions, (x) the payment of reasonable and customary regular fees to directors of the Company or any of its Restricted Subsidiaries who are not employees of the Company or any Affiliate, (y) the Company's employee compensation and other benefit arrangements, or (z) the repayment of the Subordinated Note, the Acquisition Financing and the repayment of debt owed (including capital leases) by the Company as described in the Offering Circular under "Use of Proceeds" and the redemption of the Westgate Preferred Stock.



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



         Section 10.19      Limitation on Dividends and Other Payment
                            -----------------------------------------
                            Restrictions Affecting Restricted Subsidiaries.
                            -----------------------------------------------

         The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or suffer to exist or allow to become effective any consensual encumbrance or restriction of any kind on the ability of any Restricted Subsidiary (a) to pay dividends, in cash or otherwise, or make any other distributions on its Capital Stock, or make payments on any Indebtedness owed, to the Company or any other Restricted Subsidiary, (b) to make loans or advances to the Company or any other Restricted Subsidiary, (c) to transfer any of its Property to the Company or any other Restricted Subsidiary or (d) to guarantee the Securities (any such restrictions being collectively referred to herein as a "Payment Restriction"), except in any such case for such encumbrances or restrictions existing under or by reason of (i) this Indenture, the Credit Facility or any other agreement in effect or entered into on the date of this Indenture, or (ii) any agreement, instrument or charter of or in respect of a Restricted Subsidiary entered into prior to the date on which such Restricted Subsidiary became a Restricted Subsidiary and outstanding on such date and not entered into in connection with or in contemplation of becoming a Restricted Subsidiary, provided such consensual encumbrance or restriction is not applicable to any Properties other than those owned or held by the Restricted Subsidiary at the time it became a Restricted Subsidiary or subsequently acquired by such Restricted Subsidiary other than from the Company or any other Restricted Subsidiary, or (iii) pursuant to an agreement effecting a modification, renewal, refinancing, replacement or extension of any agreement, instrument or charter (other than this Indenture) referred to in clause (i) or
(ii) above, provided, however, that the provisions relating to such encumbrance or restriction are not materially less favorable to the Holders of the Securities than those under or pursuant to the agreement, instrument or charter so modified, renewed, refinanced, replaced or extended, or (iv) customary provisions restricting the subletting or assignment of any lease or the transfer of copyrighted or patented materials, or (v) provisions in agreements that restrict the assignment of such agreements or rights thereunder, or (vi) the sale or other disposition of any Properties subject to a Lien securing Indebtedness, or (vii) rights of refusal or other similar provisions that are customary in joint venture agreements or other agreements entered into by the Company or any Restricted Subsidiary in the ordinary course of business.

         Section 10.20        Waiver of Certain Covenants.
                              ----------------------------

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 10.5 through 10.12, Sections
10.14 and 10.15 and Sections 10.18 through 10.19 hereof if, before or after the time for such compliance, the Holders of at least a majority in aggregate principal amount of the Outstanding Securities and the Subsidiary Guarantors, by Act of such Holders and written agreement of the Subsidiary Guarantors, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.



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         Section 10.21       Qualification of Indenture.
                             ---------------------------

         The Company shall qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all costs and expenses (including attorneys' fees for the Company and the Trustee) incurred in connection therewith. In connection with any such qualification of this Indenture under the TIA, the Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request.

                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

         Section 11.1        Right of Redemption.
                             --------------------

         The Securities may be redeemed, at the option of the Company, as a whole or from time to time in part, at any time on or after February 15, 2003, upon not less than 30 or more than 60 days' notice to each Holder of Securities to be redeemed, subject to the conditions and at the Redemption Prices (expressed as percentages of principal amount) specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Redemption
Date).

         In addition, at any time and from time to time on or prior to February 15, 2001, up to 35% of the aggregate principal amount of Securities originally issued may be redeemed, at the election of the Company, upon not less than 30 or more than 60 days' notice to each Holder of Securities to be redeemed, from the Net Cash Proceeds of one or more Equity Offerings, at the Redemption Price (expressed as a percentage of principal amount) specified in the form of Security, together with accrued and unpaid interest, if any, to the Redemption Date, provided that at least 65% of the aggregate principal amount of Securities originally issued remains Outstanding immediately after such redemption and that such redemption occurs within 60 days following the closing of any such Equity Offering.

         Section 11.2       Applicability of Article.
                            -------------------------

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

         Section 11.3       Election to Redeem; Notice to Trustee.
                            -------------------------------------

         The election of the Company to redeem any Securities pursuant to
Section 11.1 hereof shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such

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documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 11.4 hereof. Any election to redeem Securities shall be revocable until the Company gives a notice of redemption pursuant to Section 11.5 hereof to the Holders of Securities to be redeemed.

         Section 11.4        Selection by Trustee of Securities to Be Redeemed.
                             -------------------------------------------------

         If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not less than 30 days nor more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, pro rata, by lot or by any other method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that any such partial redemption shall be in integral multiples of $1,000.

         The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         The provisions of the two preceding paragraphs of this Section 11.4 shall not apply with respect to any redemption affecting only a Global Security, whether such Global Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Global Security shall be in an authorized denomination.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 11.5        Notice of Redemption.
                             ---------------------

         Notice of redemption shall be given in the manner provided for in
Section 14.5 hereof not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

         All notices of redemption shall state:

         (a) the Redemption Date;

         (b) the Redemption Price;

         (c) in the case of a partial redemption of Physical Securities, the identification of the particular Securities to be redeemed, and, if any Global Security or Physical Security is to be redeemed in part, the portion of the principal amount thereof to be redeemed;

         (d) that on the Redemption Date the Redemption Price (together with accrued interest, if any, to the Redemption Date payable as provided in Section
11.7 hereof) will become due and
payable upon each such Security, or the portion thereof, to be redeemed, and that, unless the Company shall default in the payment of the Redemption Price and any applicable accrued and unpaid interest, interest thereon will cease to accrue on and after said date; and

         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

         If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the provisions of the Depositary applicable to redemptions.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company. Failure to give such notice by mailing to any Holder of Securities or any defect therein shall not affect the validity of any proceedings for the redemption of other Securities.

         Section 11.6        Deposit of Redemption Price.
                             ----------------------------

         On or before 11:00 a.m., Eastern time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3 hereof) immediately available funds in an amount sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all the Securities which are to be redeemed on such Redemption Date.

         Section 11.7        Securities Payable on Redemption Date.
                             -------------------------------------

         Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued and unpaid interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.8 hereof.

         If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

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         Section 11.8      Securities Redeemed in Part.
                           ----------------------------

         Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 10.2 hereof (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal amount of the Security so surrendered.

                                   ARTICLE XII

                       DEFEASANCE AND COVENANT DEFEASANCE

         Section 12.1      Company's Option to Effect Defeasance or Covenant
                           -------------------------------------------------
                           Defeasance.
                           -----------

         The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 12.2 or Section 12.3 hereof be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article XII.

         Section 12.2      Defeasance and Discharge.
                           -------------------------

         Upon the Company's exercise under Section 12.1 hereof of the option applicable to this Section 12.2, the Company and the Subsidiary Guarantors shall be deemed to have been discharged from their respective obligations with respect to all Outstanding Securities on the date the conditions set forth in Section
12.4 hereof are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company and the Subsidiary Guarantors shall be deemed (i) to have paid and discharged their respective obligations under the Outstanding Securities, provided, however, that the Securities shall continue to be deemed to be "Outstanding" for purposes of Section 12.5 hereof and the other Sections of this Indenture referred to in clauses (A) and (B) below, and (ii) to have satisfied all their other obligations with respect to such Securities and this Indenture (and the Trustee, at the expense and direction of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 hereof and as more fully set forth in such Section, payments in respect of the principal of (and premium if any, on) and interest on such Securities when such payments are due (or at such time as the Securities would be subject to redemption at the option of the Company in accordance with this Indenture), (B) the respective obligations of the Company and the Subsidiary Guarantors under Sections 3.3, 3.4, 3.5, 3.6, 3.7, 5.8, 6.6, 6.9, 6.10, 10.2, 10.3, 10.21, 13.1 (to the extent it relates to the foregoing Sections and this Article XII), 13.4 and 13.5 hereof, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (D) the obligations of the Company and the Subsidiary Guarantors under this Article
XII. Subject to compliance with this

Article XII, the Company may exercise its option under this Section 12.2 notwithstanding the prior exercise of its option under Section 12.3 hereof with respect to the Securities.

         Section 12.3      Covenant Defeasance.
                           --------------------

         Upon the Company's exercise under Section 12.1 hereof of the option applicable to this Section 12.3, (i) the Company and each Subsidiary Guarantor shall be released from their respective obligations under any covenant contained in Article VIII, in Sections 10.5 through 10.19 and in Sections 10.21 and 13.2 hereof and (ii) the occurrence of any event specified in Section 5.1(c) or 5.1(d) hereof (with respect to any of Article VIII, Sections 10.5 through 10.19,
Section 10.21 and Section 13.2) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company and each Subsidiary Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Article or Section (to the extent so specified in the case of Sections 5.1(c) and 5.1(d) hereof), whether directly or indirectly, by reason of any reference elsewhere herein to any such Article or Section or by reason of any reference in any such Article or Section to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 12.1 hereof of the option applicable to this Section 12.3, subject to the satisfaction of the conditions set forth in Section 12.4 hereof, Sections 5.1(e) and 5.1(g) hereof shall not constitute Events of Default.

         Section 12.4      Conditions to Defeasance or Covenant Defeasance.
                           ------------------------------------------------

         The following shall be the conditions to application of either Section
12.2 or Section 12.3 hereof to the Outstanding Securities:

         (a) The Company or any Subsidiary Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.7 hereof who shall agree to comply with the provisions of this Article XII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in United States dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any, on) and interest on the Outstanding Securities on the Stated Maturity thereof (or Redemption Date, if applicable), provided that the Trustee shall have been irrevocably instructed in writing by the Company to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 11.3 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article XI hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

         (b) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 5.1(h) and 5.1(i) are concerned, at any time during the period ending on the 91st day after the date of such deposit.

         (c) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest under this Indenture or the Trust Indenture Act with respect to any securities of the Company or any Subsidiary Guarantor.

         (d) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company or any Subsidiary Guarantor is a party or by which it is bound, as evidenced to the Trustee in an Officers' Certificate delivered to the Trustee concurrently with such deposit.

         (e) In the case of an election under Section 12.2 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax laws, in either case providing that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such legal defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred (it being understood that (x) such Opinion of Counsel shall also state that such ruling or applicable law is consistent with the conclusions reached in such Opinion of Counsel and (y) the Trustee shall be under no obligation to investigate the basis or correctness of such ruling).

         (f) In the case of an election under Section 12.3 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding



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



Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

         (g) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, which, taken together, state that all conditions precedent provided for relating to either the legal defeasance under
Section 12.2 hereof or the covenant defeasance under Section 12.3 (as the case may be) have been complied with.

         Section 12.5      Deposited Money and U.S. Government Obligations to
                           --------------------------------------------------
                           Be Held in Trust; Other Miscellaneous Provisions.
                           --------------------------------------------------

         Subject to the provisions of the last paragraph of Section 10.3 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively for purposes of this Section 12.5, the "Trustee") pursuant to Section 12.4 hereof in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

         The Company shall pay and indemnify the Trustee against all taxes, fees or other charges imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 12.4 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

         Anything in this Article XII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 12.4 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

         Section 12.6      Reinstatement.
                           --------------

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 12.5 hereof by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's and the Subsidiary Guarantors' obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.2 or 12.3 hereof, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.5 hereof; provided, however, that if the Company or any Subsidiary Guarantor makes any payment of principal of (or premium, if any, on) or interest on any Security following the



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reinstatement of its obligations, the Company or such Subsidiary Guarantor shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                  ARTICLE XIII

                              SUBSIDIARY GUARANTEES

         Section 13.1      Unconditional Guarantee.
                           ------------------------

         Each Subsidiary Guarantor hereby fully and unconditionally, jointly and severally, guarantees (each such guarantee being referred to herein as this "Subsidiary Guarantee," with all such guarantees being referred to herein as the "Subsidiary Guarantees") to each Holder of Securities authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, the full and prompt performance of the Company's obligations under this Indenture and the Securities and that:

         (a) the principal of (and premium, if any, on) and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, to the extent lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

          (b) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at Stated Maturity, by acceleration or otherwise;

subject, however, in the case of clauses (a) and (b) above, to the limitations set forth in Section 13.4 hereof.

         Solely for purposes of the Interest Act (Canada), the yearly rate of interest that is equivalent to the rate payable on the Securities is the rate payable multiplied by the actual number of days in the year and divided by 360.

         Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder shall, to the extent permitted by law, be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives, to the extent permitted by law, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands



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



whatsoever and covenants that its Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Subsidiary Guarantor agrees it shall not be entitled to enforce any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article V hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article V hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary Guarantor for the purpose of this Subsidiary Guarantee.

         Section 13.2      Subsidiary Guarantors May Consolidate, etc., on
                           -----------------------------------------------
                           Certain Terms.
                           --------------

         (a) Except as set forth in Article VIII hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into the Company or another Subsidiary Guarantor or shall prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to the Company or another Subsidiary Guarantor.

         (b) Except as set forth in Article VIII hereof, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of a Subsidiary Guarantor with or into a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor), or successive consolidations or mergers in which a Subsidiary Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or other disposition of all or substantially all the Properties of a Subsidiary Guarantor to a Person other than the Company or another Subsidiary Guarantor (whether or not Affiliated with the Subsidiary Guarantor) authorized to acquire and operate the same; provided, however, that
(i) immediately after such transaction, and giving effect thereto, no Default or Event of Default shall have occurred as a result of such transaction and be continuing, (ii) such transaction shall not violate any of the covenants of Sections 10.1 through 10.19 hereof, and (iii) each Subsidiary Guarantor hereby covenants and agrees that, upon any such consolidation, merger, sale, conveyance or other disposition, such Subsidiary Guarantor's Subsidiary Guarantee set forth in this Article XIII and in a notation to the Securities, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by such Subsidiary Guarantor, shall be expressly assumed (in the event that the Subsidiary Guarantor is not the surviving corporation in a merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by such Person formed by such consolidation, or into which the Subsidiary Guarantor shall have merged, or by the Person that shall have acquired such Property (except to the extent the following Section 13.3 would result in the release of such Subsidiary Guarantee, in which case such surviving Person or transferee of such Property shall not have to execute any such supplemental indenture and shall not have to assume such Subsidiary Guarantor's Subsidiary Guarantee). In the case of any such consolidation, merger, sale, conveyance or other disposition and upon the assumption by the successor Person, by supplemental indenture executed and delivered to the Trustee and satisfactory in form to the Trustee of the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Subsidiary Guarantor, such successor Person shall succeed to and be substituted for the Subsidiary Guarantor with the same effect as if it had been named herein as the initial Subsidiary Guarantor.

         Section 13.3      Release of Subsidiary Guarantors.
                           ---------------------------------

         Upon the sale or disposition (by merger or otherwise) of a Subsidiary Guarantor (or all or substantially all of its Properties) to a Person other than the Company or another Subsidiary Guarantor and pursuant to a transaction that is otherwise in compliance with the terms of this Indenture, including but not limited to the provisions of Section 13.2 hereof or pursuant to Article VIII hereof, such Subsidiary Guarantor shall be deemed released from its Subsidiary Guarantee and all related obligations under this Indenture; provided, however, that any such termination shall occur only to the extent that all obligations of such Subsidiary Guarantor under all of its guarantees of, and under all of its pledges of assets or other security interests which secure, other Indebtedness of the Company or any other Restricted Subsidiary shall also terminate or be released upon such sale or other disposition. The Trustee shall deliver an appropriate instrument evidencing such release upon receipt of a Company Request accompanied by an Officers' Certificate and an Opinion of Counsel certifying that such sale or other disposition was made by the Company in accordance with the provisions of this Indenture. Each Subsidiary Guarantor that is designated as an Unrestricted Subsidiary in accordance with the provisions of this Indenture shall be released from its Subsidiary Guarantee and all related obligations under this Indenture for so long as it remains an Unrestricted Subsidiary. Upon delivery to the Trustee of a Company Request, each Subsidiary Guarantor that is designated therein as an Exempt Foreign Subsidiary shall be released from its Subsidiary Guarantee and all related obligations under this Indenture for so long as it remains an Exempt Foreign Subsidiary. The Trustee shall deliver an appropriate instrument evidencing any such release upon its receipt of the Board Resolution designating such Unrestricted Subsidiary or such Company Request, as the case may be. Any Subsidiary Guarantor not released in accordance with this Section 13.3 shall remain liable for the full amount of principal of (and premium, if any, on) and interest on the Securities as provided in this Article XIII.

         Section 13.4      Limitation of Subsidiary Guarantors' Liability.
                           -----------------------------------------------

         Each Subsidiary Guarantor, and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and each Subsidiary Guarantor hereby irrevocably agree that the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary Guarantee or pursuant to Section 13.5 hereof, result in the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee not constituting such a fraudulent conveyance or fraudulent transfer. This Section 13.4 is for the benefit of the creditors of each Subsidiary Guarantor, and, for purposes of the Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and each other similar federal or state law, any Indebtedness of a Subsidiary Guarantor that (a) constitutes Permitted Indebtedness pursuant to clause (i) of the definition of "Permitted Indebtedness", and (b) is secured by Liens permitted pursuant to clause (d) of the definition of "Permitted Liens" shall be deemed to have been incurred prior to the incurrence by such Subsidiary Guarantor of liability under its Subsidiary Guarantee.

         Section 13.5      Contribution.
                           -------------

         In order to provide for just and equitable contribution among the Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a "Funding Guarantor") under its Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor (if any) in a pro rata amount based on the Adjusted Net Assets of each Subsidiary Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company's obligations with respect to the Securities or any other Subsidiary Guarantor's obligations with respect to its Subsidiary Guarantee.

         Section 13.6      Execution and Delivery of Notations of Subsidiary
                           -------------------------------------------------
                           Guarantees.
                           -----------

         To evidence its Subsidiary Guarantee set forth in Section 13.1 hereof, each Subsidiary Guarantor hereby agrees to execute the notations of Subsidiary Guarantees in substantially the form set forth in Section 2.4 hereof to be endorsed on all Securities ordered to be authenticated and delivered by the Trustee, and each Subsidiary Guarantor agrees that this Indenture shall be executed on behalf of such Subsidiary Guarantor by its President, one of its Vice Presidents or one of its other authorized officers. Each Subsidiary Guarantor hereby agrees that its Subsidiary Guarantee set forth in Section 13.1 hereof shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Subsidiary Guarantee. Each such notation of Subsidiary Guarantee shall be signed on behalf of each Subsidiary Guarantor by its President, one of its Vice Presidents or one of its other authorized officers (each of whom shall, in each case, have been duly authorized by all requisite corporate action) prior to the authentication of the Security on which it is endorsed, and the delivery of such Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of such Subsidiary Guarantor. Such signatures upon the notation of Subsidiary Guarantee may be by manual or facsimile signature of such officers and may be imprinted or otherwise reproduced on the Subsidiary Guarantee, and in case any such officer who shall have signed the notation of Subsidiary Guarantee shall cease to be such officer before the Security on which such notation of Subsidiary Guarantee is endorsed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed the notation of Subsidiary Guarantee had not ceased to be such officer of the Subsidiary Guarantor.

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         Section 13.7      Severability.
                           -------------

         In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                   ARTICLE XIV

                                  MISCELLANEOUS

         Section 14.1      Compliance Certificates and Opinions.
                           -------------------------------------

         Upon any application or request by the Company or any Subsidiary Guarantor to the Trustee to take any action under any provision of this Indenture, the Company or such Subsidiary Guarantor, as the case may be, shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act or this Indenture. Each such certificate and each such opinion shall be in the form of an Officers' Certificate or an Opinion of Counsel or certificate or opinion of an independent public accountant, as applicable, and shall comply with the requirements of this Indenture.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

         The certificates and opinions provided pursuant to this Section 14.1 and the statements required by this Section 14.1 shall comply in all respects with TIA Sections 314(c) and (e).

         Section 14.2      Form of Documents Delivered to Trustee.
                           ---------------------------------------

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but



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one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon an officers' certificate, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 14.3      Acts of Holders.
                           ----------------

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

         (c) The ownership, principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date, provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, including, without limitation, any Series B Security exchanged for a Series A Security, in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         Section 14.4      Notices, etc. to Trustee, Company and Subsidiary
                           ------------------------------------------------
                           Guarantors.
                           -----------

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to or filed with,

         (1) the Trustee by any Holder, the Company or any Subsidiary Guarantor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Trustee at its Corporate Trust Office; or

         (2) the Company or any Subsidiary Guarantor by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing (in the English language) and delivered in person or mailed by certified or registered mail (return receipt requested) to the Company or such Subsidiary Guarantor, as applicable, addressed to it at the Company's offices located at 16850 Park Row, Houston, Texas 77084, Attention: Chief Financial Officer, or at any other address otherwise furnished in writing to the Trustee by the Company.

         Section 14.5      Notice to Holders; Waiver.
                           --------------------------

         Where this Indenture provides for notice of any event to Holders by the Company, the Trustee or any Paying Agent, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing (in the English language) and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In

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any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

         Section 14.6      Effect of Headings and Table of Contents.
                           -----------------------------------------

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 14.7      Successors and Assigns.
                           -----------------------

         All covenants and agreements in this Indenture by the Company and the Subsidiary Guarantors shall bind their respective successors and assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 14.8      Severability.
                           -------------

         In case any provision in this Indenture or in the Securities or the Subsidiary Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

         Section 14.9      Benefits of Indenture.
                           ----------------------

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder, the Holders and, to the extent set forth in Section 13.4 hereof, creditors of Subsidiary Guarantors) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 14.10     Governing Law; Trust Indenture Act Controls.
                           --------------------------------------------

         (a) THIS INDENTURE, THE SUBSIDIARY GUARANTEES AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE COMPANY AND EACH SUBSIDIARY

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GUARANTOR IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED
STATES FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE SUBSIDIARY GUARANTEES, AND THE COMPANY AND EACH SUBSIDIARY GUARANTOR IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED BY ANY SUCH COURT.

         (b) Effective upon and subject to the qualification of this Indenture pursuant to the provisions of the Trust Indenture Act, if and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act section, such imposed duties or incorporated provision shall control.

         Section 14.11     Legal Holidays.
                           ---------------

         In any case where any Interest Payment Date, Redemption Date, or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities or the Subsidiary Guarantee) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity or Maturity; provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

         Section 14.12     No Recourse Against Others.
                           ---------------------------

         A director, officer, employee, stockholder, incorporator or Affiliate, as such, past, present or future, of the Company or any Subsidiary Guarantor shall not have any personal liability under the Securities or this Indenture solely by reason of his or its status as a director, officer, employee, stockholder, incorporator or Affiliate or any liability for any obligations of the Company or any Subsidiary Guarantor under the Securities or this Indenture or for any claim solely based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting any of the Securities, waives and releases all such liability to the extent permitted by applicable law.

         Section 14.13     Duplicate Originals.
                           --------------------

         The parties may sign any number of copies or counterparts of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         Section 14.14     No Adverse Interpretation of Other Agreements.
                           ----------------------------------------------

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       ISSUER:

                                       GRANT GEOPHYSICAL, INC.

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: President and Chief Executive
                                                Officer

                                       GEOPHYSICAL OPERATIONS, INC.

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: President and Chief Executive
                                                Officer

                                       GRANT GEOPHYSICAL (INT'L), INC.

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: President and Chief Executive
                                                Officer

                                       ADVANCED SEISMIC TECHNOLOGY, INC.

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: President and Chief Executive
                                                Officer

                                       SSGI ACQUISITION CORP.

                                       By GRANT GEOPHYSICAL, INC.

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: Executive Vice President


                          [Signature Page to Indenture]

                                       PT. GRANT GEOPHYSICAL INDONESIA

                                       By /s/ Larry E. Lenig, Jr.
                                         ---------------------------------------
                                         Name: Larry E. Lenig, Jr.
                                         Title: President Director

                                       RECURSOS ENERGETICOS LTDA.

                                       By /s/ Barry K. Burt
                                         ---------------------------------------
                                         Name: Barry K. Burt
                                         Title: Alternate General Manager

                                       GRANT GEOPHYSICAL DO BRASIL LTDA.

                                       By /s/ Roberto D. Vianna
                                         ---------------------------------------
                                         Name: Roberto D. Vianna
                                         Title: Delegated Manager

                                       SOLID STATE GEOPHYSICAL INC.

                                       By /s/ Mitchell L. Peters
                                         ---------------------------------------
                                         Name: Mitchell L. Peters
                                         Title: President & Chief Executive
                                                Officer

                                       SOLID STATE INTERNACIONAL INGENIERIA,
                                       C.A.

                                       By /s/ Mitchell L. Peters
                                         ---------------------------------------
                                         Name: Mitchell L. Peters
                                         Title: Director

                                       SOLID STATE GEOPHYSICAL CORP.

                                       By /s/ Mitchell L. Peters
                                         ---------------------------------------
                                         Name: Mitchell L. Peters
                                         Title: President & Chief Executive
                                                Officer

                          [Signature Page to Indenture]

                                         TRUSTEE:

                                         LASALLE NATIONAL BANK

                                         By /s/ Sarah H. Webb
                                            -----------------------------
                                           Name: Sarah H. Webb
                                           Title: First Vice President






                          [Signature Page to Indenture]

                                                                       EXHIBIT A

                      FORM OF LEGEND FOR GLOBAL SECURITIES

         Any Global Security authenticated and delivered hereunder shall bear a legend in addition to the Private Placement Legend, if required by Section 3.12 hereof, in substantially the following form:

                  THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY OR A SUCCESSOR DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED
         REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT B

                Form of Certificate to Be Delivered upon Exchange
                    or Registration of Transfer of Securities

                  Re:        9 3/4% Senior Notes due 2008, Series A, and
                             9 3/4% Senior Notes due 2008, Series B
                            (the "Securities"), of Grant Geophysical, Inc.

LaSalle National Bank, Trustee
135 South LaSalle Street
Chicago, Illinois 60603

         This Certificate relates to $_________ principal amount of Securities held in the form of *|_| a beneficial interest in a Global Security or *|_| Physical Securities by _________________ (the "Transferor").

         The Transferor:*

         |_| has requested by written order that the Security Registrar deliver in exchange for its beneficial interest in the Global Security held by the Depository a Physical Security or Physical Securities in definitive, registered form of authorized denominations and in an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

         |_| has requested by written order that the Security Registrar exchange its Physical Security or Physical Securities for a beneficial interest in the Global Security in an aggregate principal amount equal to such Physical Security or Physical Securities (or the portion thereof indicated above); or

         |_| has requested that the Security Registrar by written order exchange or register the transfer of a Physical Security or Physical Securities.

              In connection with such request and in respect of each such Security, the Transferor does hereby certify that the Transferor is familiar with the Indenture relating to the above captioned Securities and the restrictions on transfers thereof as provided in Section 3.5 of such Indenture, and that the transfer of these Securities does not require registration under the Securities Act of 1933, as amended (the "Act") because *:

         |_| Such Security is being acquired for the Transferor's own account, without transfer (in satisfaction of subparagraph (a)(1) or (c)(1) of Section
3.5 of the Indenture).

         |_| Such Security is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Act), in reliance on Rule 144A.

         |_| Such Security is being transferred to an institutional "accredited investor" (within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Act).

         |_| Such Security is being transferred in reliance on Regulation S under the Act.

         |_| Such Security is being transferred in reliance on Rule 144 under the Act.

         |_| Such Security is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act other than Rule 144A or Rule 144 or Regulation S under the Act to a person other than an institutional "accredited investor."

                                               _________________________________
                                               [INSERT NAME OF TRANSFEROR]


                                               By:______________________________
                                                    [Authorized Signatory]

Date:__________________________
      *Check applicable box.

                                                                       EXHIBIT C

                            Form of Certificate to Be
                          Delivered in Connection with
                 Transfers to Institutional Accredited Investors
                 -----------------------------------------------

                                            ________________________, __________

LaSalle National Bank, Trustee
135 South LaSalle Street
Chicago, Illinois 60603

                  Re: Grant Geophysical, Inc. Indenture (the "Indenture") relating to 9 3/4% Senior Notes due 2008, Series A, or 9 3/4% Senior Notes due 2008, Series B

Ladies and Gentlemen:

         In connection with our proposed purchase of 9 3/4% Senior Notes due 2008, Series A, or 9 3/4% Series Notes due 2008, Series B (the "Securities"), of Grant Geophysical, Inc. (the "Company"), we confirm that:

         1. We have received such information as we deem necessary in order to make our investment decision.

         2. We understand that any subsequent transfer of the Securities is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

         3. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Securities, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to the Trustee a signed letter substantially in the form hereof, (D) outside the United States in accordance with Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing Securities from us a notice advising such purchaser that resales of the Securities are restricted as stated herein.

         4. We understand that, on any proposed resale of Securities, we will be required to furnish to you and the Company, such certification, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

         5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or their investment, as the case may be, for an indefinite period.

         6. We are acquiring the Securities purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act.

         You and the Company and yours and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                               Very truly yours,

                                               [Name of Transferee]


                                               By:_____________________________
                                                     [Authorized Signatory]

                                                                       EXHIBIT D

                            Form of Certificate to Be
                             Delivered in Connection
                           with Regulation S Transfers
                           ---------------------------

                                                    __________________, ________


LaSalle National Bank, Trustee
135 South LaSalle Street
Chicago, Illinois 60603

         Re:      Grant Geophysical, Inc. ("the Company")
                  9 3/4% Senior Notes due 2008, Series A, and 9 3/4% Senior Notes due 2008, Series B (the "Securities")
                  --------------------------------------------------

Ladies and Gentlemen:

         In connection with our proposed sale of $______________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knew that the transaction had been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

                  (5) we have advised the transferee of the transfer restrictions applicable to the Securities.

         You and the Company and yours and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

                                         Very truly yours,

                                         [Name of Transferor]


                                         By:______________________________
                                             [Authorized Signature]





                                       D-2